Exhibit 10.1
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
among
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
and
OTHER BORROWERS WHICH MAY BECOME PARTIES TO THIS AGREEMENT
and
KEYBANK NATIONAL ASSOCIATION,
and
OTHER LENDERS WHICH MAY BECOME PARTIES TO THIS AGREEMENT
and
KEYBANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT AND SWINGLINE LENDER
and
WELLS FARGO NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENT
and
BMO CAPITAL MARKETS,
AS CO-SYNDICATION AGENT
and
PNC BANK, NATIONAL ASSOCIATION,
AS DOCUMENTATION AGENT
with
KEYBANC CAPITAL MARKETS INC.
AS SOLE LEAD ARRANGER AND SOLE BOOK MANAGER
Dated as of December 29, 2009

§1.	DEFINITIONS AND RULES OF INTERPRETATION		2
	§1.1	Definitions	2
	§1.2	Rules of Interpretation	22

§2.	THE REVOLVING CREDIT FACILITY		22
	§2.1	Commitment to Lend	22
	§2.2	The Revolving Credit Notes	23
	§2.3	Interest on Revolving Credit Loans; Fees	24
	§2.4	Requests for Revolving Credit Loans	25
	§2.5	Conversion Options	27
	§2.6	Funds for Revolving Credit Loans	28
	§2.7	Reduction of Commitment	29
	§2.8	Increase in Total Commitment	29
	§2.9	Extension of Revolving Credit Maturity Date	30
	§2.10	Swingline Loans	30

§3.	REPAYMENT OF THE LOANS		33
	§3.1	Maturity	33
	§3.2	Optional Repayments of Revolving Credit Loans	34
	§3.3	Mandatory Repayment of Loans	34

§4.	CERTAIN GENERAL PROVISIONS		34
	§4.1	Funds for Payments	34
	§4.2	Computations	35
	§4.3	Inability to Determine Libor Rate	35
	§4.4	Illegality	36
	§4.5	Additional Costs, Etc.	36
	§4.6	Capital Adequacy	37
	§4.7	Certificate; Limitations	38
	§4.8	Indemnity	38
	§4.9	Interest on Overdue Amounts; Late Charge	38

§5.	LETTERS OF CREDIT		39
	§5.1	Letter of Credit Commitments	39
	§5.2	Reimbursement Obligation of the Borrower	41
	§5.3	Letter of Credit Payments; Funding of a Loan	41
	§5.4	Obligations Absolute	42
	§5.5	Reliance by Issuer	44
	§5.6	Outstanding Letters of Credit	44

§6.	RECOURSE OBLIGATIONS		44

§7.	REPRESENTATIONS AND WARRANTIES		44
	§7.1	Authority, Etc.	44
	§7.2	Governmental Approvals	47
	§7.3	Title to Properties; Leases	47
	§7.4	Financial Statements	48
	§7.5	No Material Changes, Etc.	48
	§7.6	Franchises, Patents, Copyrights, Etc.	48
	§7.7	Litigation	49
	§7.8	No Materially Adverse Contracts, Etc.	49
	§7.9	Compliance With Other Instruments, Laws, Etc.	49

i

	§7.10	Tax Status	50
	§7.11	No Event of Default	50
	§7.12	Investment Company Acts	50
	§7.13	Name; Jurisdiction of Organization; Absence of UCC Financing Statements, Etc.	50
	§7.14	Absence of Liens	50
	§7.15	Certain Transactions	50
	§7.16	Employee Benefit Plans; Multiemployer Plans; Guaranteed Pension Plans	51
	§7.17	Regulations U and X	51
	§7.18	Environmental Compliance	51
	§7.19	Subsidiaries	53
	§7.20	Loan Documents	53
	§7.21	REIT Status	53
	§7.22	Anti-Terrorism Regulations	53

§8.	AFFIRMATIVE COVENANTS OF THE BORROWER AND THE TRUST.		54
	§8.1	Punctual Payment	54
	§8.2	Maintenance of Office; Jurisdiction of Organization, Etc.	54
	§8.3	Records and Accounts	55
	§8.4	Financial Statements, Certificates and Information	55
	§8.5	Notices	57
	§8.6	Existence of Borrower; Maintenance of Properties	59
	§8.7	Existence of the Trust; Maintenance of REIT Status of the Trust; Maintenance of Properties	59
	§8.8	Insurance	60
	§8.9	Taxes	60
	§8.10	Inspection of Properties and Books	61
	§8.11	Compliance with Laws, Contracts, Licenses, and Permits	62
	§8.12	Use of Proceeds	62
	§8.13	Additional Borrower; Solvency of Borrower; Removal of Borrower; Addition of Real Estate Asset to Unencumbered Pool	63
	§8.14	Further Assurances	64
	§8.15	Interest Rate Protection	64
	§8.16	Environmental Indemnification	64
	§8.17	Response Actions	65
	§8.18	Environmental Assessments	65
	§8.19	Employee Benefit Plans	66
	§8.20	No Amendments to Certain Documents	66

§9.	CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE TRUST		67
	§9.1	Restrictions on Indebtedness	67
	§9.2	Restrictions on Liens, Etc.	68
	§9.3	Restrictions on Investments	70
	§9.4	Merger, Consolidation and Disposition of Assets; Assets of the Trust	72
	§9.5	Compliance with Environmental Laws	72
	§9.6	Distributions	73
	§9.7	Government Regulation	73

§10.	FINANCIAL COVENANTS; COVENANTS REGARDING ELIGIBLE UNENCUMBERED PROPERTIES		73
	§10.1	Consolidated Total Leverage Ratio	73
	§10.2	Consolidated Debt Yield	74
	§10.3	Fixed Charge Coverage Ratio	74
	§10.4	Net Worth	74
	§10.5	Unencumbered Pool Leverage	74
	§10.6	Unencumbered Pool Interest Coverage Ratio	75
	§10.7	Occupancy	75

§11.	[Reserved.]		75

§12.	CONDITIONS TO THE FIRST ADVANCE		75
	§12.1	Loan Documents	75
	§12.2	Certified Copies of Organization Documents	75
	§12.3	By-laws; Resolutions	75
	§12.4	Incumbency Certificate; Authorized Signers	76
	§12.5	Opinion of Counsel Concerning Organization and Loan Documents	76
	§12.6	Guaranty	76
	§12.7	Financial Analysis of Eligible Unencumbered Properties	76
	§12.8	Inspection of Eligible Unencumbered Properties	76
	§12.9	Certifications from Government Officials; UCC 11 Reports	76
	§12.10	Proceedings and Documents	76
	§12.11	Fees	77
	§12.12	Closing Certificate	77
	§12.13	Other Matters	77

§13.	CONDITIONS TO ALL BORROWINGS		77
	§13.1	Representations True; No Event of Default; Compliance Certificate	77
	§13.2	No Legal Impediment	78
	§13.3	Governmental Regulation	78
	§13.4	Borrowing Documents	78
	§13.5	[Reserved.]	78
	§13.6	New Unencumbered Pool Property	78
	§13.7	Continued Compliance	78

§14.	EVENTS OF DEFAULT; ACCELERATION; ETC.		78
	§14.1	Events of Default and Acceleration	78
	§14.2	Termination of Commitments	82
	§14.3	Remedies	82

§15.	SECURITY INTEREST AND SET-OFF		83
	§15.1	Security Interest	83
	§15.2	Set-Off and Debit	83
	§15.3	Right to Freeze	84
	§15.4	Additional Rights	84

§16.	THE AGENT		84
	§16.1	Authorization	84
	§16.2	Employees and Agents	85
	§16.3	No Liability	85
	§16.4	No Representations	85

	§16.5	Payments	85
	§16.6	Holders of Notes	87
	§16.7	Indemnity	87
	§16.8	Agent as Lender	87
	§16.9	Notification of Defaults and Events of Default	87
	§16.10	Duties in Case of Enforcement	87
	§16.11	Successor Agent	88
	§16.12	Notices	89
	§16.13	Other Agents	89

§17.	EXPENSES		90

§18.	INDEMNIFICATION		90

§19.	SURVIVAL OF COVENANTS, ETC.		91

§20.	ASSIGNMENT; PARTICIPATIONS; ETC.		92
	§20.1	Conditions to Assignment by Lenders	92
	§20.2	Certain Representations and Warranties; Limitations; Covenants	93
	§20.3	Register	93
	§20.4	New Notes	94
	§20.5	Participations	94
	§20.6	Pledge by Lender	94
	§20.7	No Assignment by Borrower	95
	§20.8	Disclosure	95
	§20.9	Syndication	95

§21.	NOTICES, ETC.		95

§22.	FPLP AS AGENT FOR THE BORROWER		99

§23.	GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE		99

§24.	HEADINGS		99

§25.	COUNTERPARTS		99

§26.	ENTIRE AGREEMENT, ETC.		99

§27.	WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS		100

§28.	CONSENTS, AMENDMENTS, WAIVERS, ETC.		100

§29.	SEVERABILITY		102

§30.	INTEREST RATE LIMITATION		102

§31.	USA PATRIOT ACT NOTIFICATION		102

Exhibits to Revolving Credit Agreement

Exhibit A	Form of Revolving Credit Note

Exhibit A-1	Form of Swingline Note

Exhibit B	Form of Completed Loan Request

Exhibit B-1	Form of Availability Certificate

Exhibit C	Forms of Compliance Certificates

Exhibit D	Form of Assignment and Assumption

Exhibit E	Form of Joinder Agreement

v

Schedules to Revolving Credit Agreement

Schedule 1	Borrowers

Schedule 2	Lender’s Commitments

Schedule 5.6	Existing Letters of Credit

Schedule 7.1(b)	Capitalization

Schedule 7.3	Partially-Owned Entities

Schedule 7.7	Litigation

Schedule 7.13	Legal Name; Jurisdiction

Schedule 7.15	Affiliate Transactions

Schedule 7.16	Employee Benefit Plans

Schedule 7.19	Subsidiaries

Schedule 8.19	Employee Benefit Plans

Schedule 9.1(g)	Contingent Liabilities

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
     This SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of the 29th day of December, 2009, by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (“FPLP”) and the Wholly-Owned Subsidiaries (defined below) which are listed on Schedule 1 hereto (as such Schedule 1 may be (or may be deemed to be) amended from time to time (FPLP and any such Wholly-Owned Subsidiary being hereinafter referred to collectively as the “Borrower” unless referred to in their individual capacities), having their principal place of business at 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814; KEYBANK NATIONAL ASSOCIATION (“KeyBank”), having a principal place of business at 127 Public Square, Cleveland, Ohio 44114, WELLS FARGO NATIONAL ASSOCIATION, BANK OF MONTREAL and the other lending institutions which are as of the date hereof or may become parties hereto pursuant to §20 (individually, a “Lender” and collectively, the “Lenders”); KEYBANK, as administrative agent for itself and each other Lender (the “Agent”), WELLS FARGO NATIONAL ASSOCIATION and BMO CAPITAL MARKETS, as Co-Syndication Agents and PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent; and KEYBANC CAPITAL MARKETS INC., as Sole Lead Arranger and Sole Book Manager.
RECITALS
     A. The Borrower, certain of the Lenders (the “Original Lenders”) and KeyBank as Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of April 26, 2006 (as amended and modified prior to the date hereof, the “Original Credit Agreement”), pursuant to which the Original Lenders provided a revolving credit facility in favor of the Borrower.
     B. The Borrower has requested that Original Lenders amend and restate the Original Credit Agreement to modify the Original Credit Agreement in certain respects, including to extend the maturity date thereof, and subject to the terms and conditions hereof, the Lenders and the Agent are willing to do so.
     C. The Borrower is primarily engaged in the business of owning, acquiring, developing, renovating and operating office, industrial and so-called flex properties in the Mid-Atlantic region of the United States.
     D. First Potomac Realty Trust, a Maryland real estate investment trust (the “Trust”), is the sole general partner of FPLP, holds in excess of 80% of the partnership interests in FPLP as of the date of this Agreement, and is qualified to elect REIT status for income tax purposes and will continue to guaranty the obligations of the Borrower hereunder and under the other Loan Documents (as defined below).

     E. The Borrower and the Trust have requested, and the Lenders have agreed, to extend the unsecured revolving credit facility for use by the Borrower pursuant to the terms and conditions hereof.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree to amend and restate the Original Credit Agreement in its entirety as set forth below:
     §1. DEFINITIONS AND RULES OF INTERPRETATION.
     §1.1 Definitions. The following terms shall have the meanings set forth in this §1 or elsewhere in the provisions of this Agreement referred to below:
     AAP Qualification. See §7.6.
     Accountants. In each case, independent certified public accountants reasonably acceptable to the Majority Lenders. The Lenders hereby acknowledge that the Accountants may include KPMG LLP and any other so-called “big-four” accounting firm.
     Accounts Payable. Accounts payable of the Borrower, the Trust and their respective Subsidiaries, as determined in accordance with GAAP.
     Adjusted EBITDA. As at any date of determination, an amount equal to (i) Consolidated EBITDA for the applicable period; minus (ii) the Capital Reserve on such date.
     Adjusted Net Operating Income. As at any date of determination, an amount equal to (i) the Net Operating Income of the Unencumbered Pool for the applicable period; minus (ii) the Unencumbered Pool Capital Reserve on such date.
     Affiliate. With reference to any Person, (i) any director, officer, general partner, trustee or managing member (or the equivalent thereof) of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 5% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person, (iv) any other Person 5% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person, and (v) any Person directly or indirectly controlling that Person, whether through a management agreement, voting agreement, other contract or otherwise. In no event shall the Agent or any Lender be deemed to be an Affiliate of the Borrower.
     Agent. See the preamble to this Agreement. The Agent shall include any successor agent, as permitted by §16.

     Agent’s Head Office. The Agent’s office located at 127 Public Square, Cleveland, Ohio 44114, or at such other location as the Agent may designate from time to time, or the office of any successor agent permitted under §16.
     Agreement. This Second Amended and Restated Revolving Credit Agreement, including the Schedules and Exhibits hereto, as the same may be from time to time amended, restated, modified and/or supplemented and in effect.
     Agreement of Limited Partnership of the Borrower. The Amended and Restated Agreement of Limited Partnership of FPLP, dated September 15, 2003, as amended, among the Trust and the limited partners named therein, as amended through the date hereof and as the same may be further amended from time to time as permitted by §8.20.
     Anti-Terrorism Laws. Any laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act of 2001, 31 U.S.C. Section 5318, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).
     Applicable Base Rate Margin. The Applicable Base Rate Margin is set forth in §2.3(c).
     Applicable L/C Percentage. With respect to any Letter of Credit, a per annum percentage equal to the Applicable Libor Margin in effect from time to time.
     Applicable Libor Margin. The Applicable Libor Margin is set forth in §2.3(c).
     Arranger. KeyBanc Capital Markets Inc.
     Assignment and Assumption. See §20.1.
     Availability. As of the date that any Loan is to be made or Letter of Credit is to be issued hereunder or other applicable date of determination, an amount equal to the lesser of (i) the Total Commitment and (ii) (x) the Value of Unencumbered Properties at such time (based upon the most recent financial statements delivered to the Agent but after giving pro forma effect to the acquisition and disposition of Eligible Unencumbered Properties after the date of such financial statements) multiplied by the Unencumbered Pool Percentage as of the applicable date of determination or (y) if less, the amount that would permit the Borrower to remain in compliance with §10.5 after giving effect to the requested Loan or Letter of Credit. The amount available to be drawn at any time shall be the Availability less the sum of the Maximum Drawing Amount and the aggregate amount of all outstanding Loans (including Swingline Loans) at such time.
     Availability Certificate. A certificate, in the form of Exhibit B-1, evidencing, as of the applicable date of determination, the amount available to be drawn by the Borrower, which certificate shall include a calculation of Availability and evidence of compliance with §10.5 after giving effect to any requested Loans or Letters of Credit.

     Base Rate. As at any applicable date of determination, the greater of (i) the fluctuating annual rate of interest announced from time to time by the Agent at the Agent’s Head Office as its “prime rate” and (ii) one half of one percent (0.50%) plus the Federal Funds Effective Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.
     Base Rate Loan(s). Those Loans bearing interest calculated by reference to the Base Rate.
     Borrower. See the preamble hereto.
     Building(s). Individually and collectively, the buildings, structures and improvements now or hereafter located on the Real Estate Assets.
     Business Day. (i) For all purposes other than as covered by clause (ii) below, any day other than a Saturday, Sunday or legal holiday on which banks in Cleveland, Ohio are open for the conduct of a substantial part of their commercial banking business; and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Libor Rate Loans, any day that is a Business Day described in clause (i) and that is also a Libor Business Day.
     Capital Expenditures. Any expenditure for any item that would be treated or defined as a capital expenditure under GAAP.
     Capital Reserve. As at any date of determination, a capital reserve equal to the weighted average of square feet of the Real Estate Assets during the applicable period, multiplied by $0.15 per annum.
     Capitalization Rate. The Capitalization Rate shall be 8.50%.
     Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries or any Partially-Owned Entity is the lessee or obligor, the discounted future rental obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.
     Cash and Cash Equivalents. As of any date of determination, the sum of (a) the aggregate amount of unrestricted cash then actually held by the Borrower or any of its Subsidiaries, (b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrower or any of its Subsidiaries and (c) the aggregate amount of cash then actually held by the Borrower or any of its Subsidiaries in the form of tenant security deposits, but only to the extent such tenant security deposits are included as a liability on the Borrower’s Consolidated balance sheet, escrows and reserves. As used in this definition, (i) “unrestricted” means the specified asset is not subject to any Liens in favor of any Person, and (ii) “cash equivalents” means that such asset has a liquid, par value in cash and is convertible to cash on demand.

Notwithstanding anything contained herein to the contrary, the term Cash and Cash Equivalents shall not include the Commitments of the Lenders to make Loans or to make any other extension of credit under this Agreement.
     CERCLA. See §7.18.
     Closing Date. December 29, 2009.
     Code. The Internal Revenue Code of 1986, as amended and in effect from time to time.
     Commitment. With respect to each Lender, the amount set forth from time to time on Schedule 2 hereto as the amount of such Lender’s Commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as such Schedule 2 may be updated by the Agent from time to time.
     Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 2 hereto as such Lender’s percentage of the Total Commitment, as such Schedule 2 may be updated by the Agent from time to time.
     Completed Loan Request. A loan request accompanied by all information required to be supplied under the applicable provisions of §2.4.
     Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower, the Trust and their respective Subsidiaries, consolidated in accordance with GAAP unless otherwise specifically provided herein.
     Consolidated Debt Yield. In relation to the Borrower, the Trust and their respective Subsidiaries for any fiscal quarter, the percentage determined by dividing (i) Consolidated EBITDA for the most recent fiscal quarter, annualized by (ii) Consolidated Total Indebtedness as of the last day of such fiscal quarter.
     Consolidated EBITDA. In relation to the Borrower, the Trust and their respective Subsidiaries for any applicable period, an amount equal to, without double-counting, the net income or loss of the Borrower, the Trust and their respective Subsidiaries determined in accordance with GAAP (before minority interests and excluding the adjustment for so-called “straight-line rent accounting”) for such period, plus (x) the following to the extent deducted in computing such Consolidated net income for such period: (i) Consolidated Total Interest Expense for such period, (ii) losses attributable to the sale or other disposition of assets or debt restructurings in such period, (iii) real estate depreciation and amortization for such period, and (iv) other non-cash charges for such period; and minus (y) all gains attributable to the sale or other disposition of assets or debt restructurings in such period, in each case adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s pro rata share of EBITDA (and the items comprising EBITDA) from any Partially-Owned Entity in such period, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount to which the Borrower, the Trust or such

Subsidiary is entitled or for which the Borrower, the Trust or such Subsidiary is obligated based on an arm’s length agreement).
     Consolidated Fixed Charges. For any applicable period, an amount equal to the sum of (i) Consolidated Total Interest Expense for such period plus (ii) the aggregate amount of scheduled principal payments of Indebtedness (excluding balloon payments at maturity) required to be made during such period by the Borrower, the Trust and their respective Subsidiaries on a Consolidated basis plus (iii) the dividends and distributions, if any, paid or required to be paid during such period on the Preferred Equity, if any, of the Borrower, the Trust and their respective Subsidiaries (other than dividends paid in the form of capital stock), in each case adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s pro rata share of the foregoing items of any Partially-Owned Entity in such period, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount for which the Borrower, the Trust or such Subsidiary is obligated based on an arm’s length agreement).
     Consolidated Gross Asset Value. As of any date of determination, the sum of (i)(x) the Net Operating Income of all of the Real Estate Assets (except as provided below) for the most recent fiscal quarter, less the Management Fee Adjustment, with the sum thereof multiplied by (y) 4; with the product thereof being divided by (z) the Capitalization Rate; plus (ii) an amount equal to the Cost Basis Value of Real Estate Assets Under Development on such date, plus (iii) the Cost Basis Value of Land on such date, plus (iv) the Cost Basis Value of Mortgage Notes on such date, plus (v) the value of Cash and Cash Equivalents on such date, as determined in accordance with GAAP and approved by the Agent, provided that (i) Net Operating Income from Real Estate Assets acquired during the applicable fiscal quarter and the immediately preceding fiscal quarter shall be excluded, and such acquired Real Estate Assets shall be included at their Cost Basis Value, and (ii) Net Operating Income from Real Estate Assets sold or otherwise transferred during the applicable fiscal quarter shall be excluded, with Consolidated Gross Asset Value being adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s pro rata share of Net Operating Income (and the items comprising Net Operating Income) from any Partially-Owned Entity in such period, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount to which the Borrower, the Trust or such Subsidiary is entitled based on an arm’s length agreement).
     Consolidated Tangible Net Worth. As of any date of determination, an amount equal to the Consolidated Gross Asset Value of the Borrower and its Subsidiaries at such date, minus Consolidated Total Indebtedness outstanding on such date, provided that any amounts attributable to Real Estate Assets that are required to be reported as “intangibles” under GAAP pursuant to Financial Accounting Standards Board Statement of Policy No. 141 and 142 shall be permitted to be added back to “tangible property” for purposes of calculating such Consolidated Tangible Net Worth.
     Consolidated Total Indebtedness. As of any date of determination, Consolidated Total Indebtedness means for the Borrower, the Trust and their respective Subsidiaries, all obligations, contingent or otherwise, which should be classified on the obligor’s balance sheet as liabilities, or to which reference should be made by footnotes thereto, all in accordance with GAAP, including, in any event, the sum of (without double-counting), (i) all Accounts Payable on such date, and (ii) all Indebtedness outstanding on such date, in each case whether Recourse, Without Recourse or contingent, provided, however, that amounts not drawn under the Revolving Credit Loans on such date shall not be included in calculating Consolidated Total Indebtedness, and provided, further, that (without double-counting), each of the following shall be included in Consolidated Total Indebtedness: (a) all amounts of guarantees, indemnities for borrowed money, stop-loss agreements and the like provided by the Borrower, the Trust and their respective Subsidiaries, in each case in connection with and guarantying repayment of amounts outstanding under any other Indebtedness; (b) all amounts for which a letter of credit (including the Letters of Credit) has been issued for the account of the Borrower, the Trust or any of their respective Subsidiaries; (c) all amounts of bonds posted by the Borrower, the Trust or any of their respective Subsidiaries guaranteeing performance or payment obligations; (d) all lease obligations (including under Capital Leases, but excluding obligations under ground leases); and (e) all liabilities of the Borrower, the Trust or any of their respective Subsidiaries as partners, members or the like for liabilities (whether such liabilities are Recourse, Without Recourse or contingent obligations of the applicable partnership or other Person) of partnerships or other Persons in which any of them have an equity interest, which liabilities are for borrowed money or any of the matters listed in clauses (a), (b), (c) or (d) above. Without limitation of the foregoing (without double counting), with respect to any Partially-Owned Entity, (x) to the extent that the Borrower, the Trust or any of their respective Subsidiaries or such Partially-Owned Entity is providing a completion guaranty in connection with a construction loan entered into by a Partially-Owned Entity, Consolidated Total Indebtedness shall include the Borrower’s, the Trust’s or such Subsidiary’s pro rata liability under the Indebtedness relating to such completion guaranty (or, if greater, the Borrower’s, the Trust’s or such Subsidiary’s potential liability under such completion guaranty) and (y) in connection with the liabilities described in clauses (a) and (d) above (other than completion guarantees, which are referred to in clause (x)), the Consolidated Total Indebtedness shall include the portion of the liabilities of such Partially-Owned Entity which are attributable to the Borrower’s, the Trust’s or such Subsidiary’s percentage equity interest in such Partially-Owned Entity or such greater amount of such liabilities for which the Borrower, the Trust or their respective Subsidiaries are, or have agreed to be, liable by way of guaranty, indemnity for borrowed money, stop-loss agreement or the like, it being agreed that, in any case, Indebtedness of a Partially-Owned Entity shall not be excluded from Consolidated Total Indebtedness by virtue of the liability of such Partially-Owned Entity being Without Recourse. For purposes hereof, the amount of borrowed money shall equal the sum of (1) the amount of borrowed money as determined in accordance with GAAP plus (2) the amount of those contingent liabilities for borrowed money set forth in subsections (a) through (e) above, but shall exclude any adjustment for so called “straight line interest accounting”.
     Consolidated Total Interest Expense. For any applicable period, the aggregate amount of interest required in accordance with GAAP to be paid, accrued, expensed or, to the extent it could be a cash expense in the applicable period, capitalized, without double-counting, by the Borrower, the Trust and their respective Subsidiaries during such period on: (i) all Indebtedness of the Borrower, the Trust and their respective Subsidiaries (including the Loans, obligations under Capital Leases (to the extent Consolidated EBITDA has not been reduced by such Capital Lease obligations in the applicable period) and any Subordinated Indebtedness and including original issue discount and amortization of prepaid interest, if any, but excluding any Distribution on Preferred Equity), (ii) all amounts available for borrowing, or for drawing under letters of credit (including the Letters of Credit), if any, issued for the account of the Borrower, the Trust or any of their respective Subsidiaries, but only if such interest was or is required to be reflected as an item of expense, and (iii) all commitment fees, agency fees, facility fees, balance deficiency fees and similar fees and expenses in connection with the borrowing of money, in each case adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s pro rata share of the foregoing items of any Partially-Owned Entity in such period, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount for which the Borrower, the Trust or such Subsidiary is obligated based on an arm’s length agreement).
     Conversion Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with §2.5.
     Cost Basis Value. The total contract purchase price of a Real Estate Asset plus all commercially reasonable acquisition costs (including but not limited to title, legal and settlement costs, but excluding financing costs) that are capitalized in accordance with GAAP.
     Default. When used with reference to this Agreement or any other Loan Document, an event or condition specified in §14.1 that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.
     Delinquent Lender. See §16.5(c).
     Disqualifying Environmental Event. Any Release or threatened Release of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to any Eligible Unencumbered Property that could reasonably be expected to cost in excess of $500,000 to remediate or, which, with respect to all of the Eligible Unencumbered Properties, could reasonably be expected to cost in excess of $1,000,000 in the aggregate to remediate.
     Disqualifying Structural Event. Any structural issue which, with respect to any Eligible Unencumbered Property, could reasonably be expected to cost in excess of $500,000 to remediate or, which, with respect to all of the Eligible Unencumbered Properties, could reasonably be expected to cost in excess of $1,000,000 in the aggregate to remediate.
     Distribution. With respect to:
     (i) a Borrower, any distribution of cash or other cash equivalent, directly or indirectly, to the partners or other equity holders of the Borrower; or any other distribution on or in respect of any Equity Interests of the Borrower; and
     (ii) the Trust, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock or other Equity Interests of the Trust, other than dividends payable solely in shares of common stock by the Trust; the purchase, redemption, or other retirement of any shares of any class of capital stock or other Equity Interests of the Trust, directly or indirectly through a Subsidiary of the Trust or otherwise; the return of capital by the Trust to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock or other Equity Interests of the Trust.
     Dollars or $. Lawful currency of the United States of America.
     Drawdown Date. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with §2.5.
     Eligible Assignee. Any of (a) a commercial bank (or similar financial institution) organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $500,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; and (c) a commercial bank (or similar financial institution) organized under the laws of any other country (including the central bank of such country) which is a member of the Organization for Economic Cooperation and Development (the “OECD”), or a political subdivision of any such country, and having total assets in excess of $500,000,000, provided that such bank (or similar financial institution) is acting through a branch or agency located in the United States of America; (d) a Lender, and (e) an Affiliate of a Lender, provided that such Affiliate would otherwise meet the criteria set forth in clause (a), (b) or (c) above. In no event will the Borrower or any Subsidiary or Affiliate of the Borrower be an Eligible Assignee.
     Eligible Unencumbered Property(ies). As of any date of determination, an Unencumbered Asset that: (i) is a Permitted Property, (ii) is free and clear of any Lien, (iii) is not the subject of a Disqualifying Environmental Event or a Disqualifying Structural Event, and (iv) is wholly-owned in fee simple by the Borrower (or a wholly-owned Subsidiary of the Borrower that becomes a Borrower hereunder simultaneously with such Unencumbered Asset becoming an Eligible Unencumbered Property) (the foregoing clauses (i) through (iv) being herein referred to collectively as the “Unencumbered Property Conditions”).

     Employee Benefit Plan. Any employee benefit plan within the meaning of §3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.
     Environmental Laws. See §7.18(a).
     Environmental Reports. See §7.18
     Equity Interests. Any and all shares, partnership or member interests, participations or other equivalents (however designated) of capital stock of a corporation and any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants, options or other rights to purchase any of the foregoing.
     ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.
     ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under §414 of the Code.
     ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of §4043 of ERISA and the regulations promulgated thereunder.
     Event of Default. See §14.1.
     Extension. See §2.9.
     Facility Fee. See §2.3(e).
     Federal Funds Effective Rate. For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from 3 federal funds brokers of recognized standing selected by the Agent.
     Financial Statement Date. December 31, 2008.
     Fronting Bank. KeyBank.
     “funds from operations”. As defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, as in effect at the applicable date of determination.
     GAAP. Generally accepted accounting principles, consistently applied.

     Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of §3(2) of ERISA maintained or contributed to by the Borrower or the Trust, as the case may be, or any ERISA Affiliate of any of them the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.
     Guaranty. The Guaranty, dated as of the date hereof, made by the Trust in favor of the Agent and the Lenders pursuant to which the Trust guarantees to the Agent and the Lenders (or any Affiliate of a Lender which provides a Protected Interest Rate Agreement to the Borrower in connection with the Loans) the unconditional payment and performance of the Obligations, as the same may be modified, amended, restated or reaffirmed from time to time.
     Hazardous Substances. See §7.18(b).
     Increase. See §2.8.
     Increase Conditions. The satisfaction of each and all of the following:
     (i) no Default or Event of Default shall have occurred and be continuing (both before and after giving effect to the Increase) and all representations and warranties contained in the Loan Documents shall be true and correct as of the effective date of the Increase (except to the extent that such representations and warranties relate expressly to an earlier date);
     (ii) the Increase shall be extended on the same terms and conditions applicable to the other Loans;
     (iii) to the extent any portion of the Increase is committed to by a third party financial institution or institutions not already a Lender hereunder, such financial institution shall be an Eligible Assignee and approved by the Agent (such approval not to be unreasonably withheld or delayed) and each such financial institution shall have signed a counterpart signature page becoming a party to this Agreement and a “Lender” hereunder;
     (iv) one or more of the existing Lenders or such other financial institutions which may become parties hereto incident to the Increase have committed in writing pursuant to the terms hereof to lend the full aggregate amount of the Increase;
     (v) the Increase shall have been approved by the Agent; and

     (vi) the Borrower shall have delivered new Notes or amended and restated Notes to the extent necessary to reflect each Lender’s Commitment after giving effect to the Increase.
     Indebtedness. All obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the obligor’s balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect, including, without limitation, all Obligations and all obligations under any hedge, swap or other interest rate protection arrangement, any forward purchase contract or any put (it being agreed that for purposes of determining the amount of the obligations under any such hedge, swap or other interest rate protection arrangement, the Borrower shall mark-to-market such arrangements in accordance with GAAP on a quarterly basis); (b) all liabilities secured by any Lien or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all reimbursement obligations under letters of credit (including the Letters of Credit); and (d) all guarantees of borrowed money, endorsements and other contingent obligations, whether direct or indirect, in respect of indebtedness or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise.
     Interest Payment Date. As to any Base Rate Loan, the last day of every calendar month in which such Loan is outstanding, and with respect to any Libor Rate Loan, the last day of the applicable Interest Period. As to any Swingline Loan, the day such Swingline Loan is due.
     Interest Period. With respect to each Revolving Credit Loan, but without duplication of any other Interest Period, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the following periods (as selected by the Borrower in a Completed Loan Request): (i) for any Base Rate Loan, the calendar month in which such Base Rate Loan is made (whether by borrowing or by conversion from a Libor Rate Loan), and (ii) for any Libor Rate Loan, 1, 2 or 3 months; and (b) thereafter, each period commencing at the end of the last day of the immediately preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of the applicable period set forth in (a)(i) and (ii) above (as selected by the Borrower in a Conversion Request); provided that all of the foregoing provisions relating to Interest Periods are subject to the following:
     (i) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, such Interest Period shall end on the next succeeding LIBOR Business Day, unless such next succeeding LIBOR Business Day occurs in the next calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day, as determined conclusively by the Agent in accordance with the then current bank practice in London;
     (ii) if the Borrower shall fail to give notice of conversion as provided in §2.5, the Borrower shall be deemed to have requested a conversion of the affected Libor Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;
     (iii) any Interest Period relating to any Libor Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to subparagraph (iv) below, end on the last Business Day of a calendar month; and
     (iv) no Interest Period may extend beyond the Maturity Date.
     Interest Rate Protection Arrangements. See §8.15
     Investments. All expenditures made and all liabilities incurred (contingently or otherwise, but without double-counting): (i) for the acquisition of stock, partnership or other equity interests or for the acquisition of Indebtedness of, or for loans, advances, capital contributions or transfers of property to, any Person; (ii) in connection with Real Estate Assets Under Development; and (iii) for the acquisition of any other obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (b) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (c) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.
     ISP. With respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).
     Joinder Documents. The one or more Joinder Agreements among the Agent (on behalf of itself and the Lenders) and any Wholly-owned Subsidiary which is to become a Borrower at any time after the Closing Date, the form of which is attached hereto as Exhibit E, together with all other documents, instruments and certificates required by any such Joinder Agreement to be delivered by such Wholly-owned Subsidiary to the Agent and the Lenders on the date such Wholly-owned Subsidiary becomes a Borrower hereunder.

     Land. An undeveloped Real Estate Asset owned in fee by the Borrower.
     Leases. Leases, licenses and other written agreements relating to the use or occupation of space in or on the Buildings or on the Real Estate Assets by persons other than the Borrower or any other member of the Potomac Group.
     Lenders. Collectively, KeyBank and each other lending institution which, as of any date of determination, is a party to this Agreement, and any other Person who becomes an assignee of any rights of a Lender pursuant to §20 or a Person who acquires all or substantially all of the stock or assets of a Lender.
     Letter of Credit Application. See §5.1.1.
     Letter of Credit Fee. See §2.3(f).
     Letter of Credit Participation. See §5.1.4.
     Letters of Credit. Any standby letter of credit issued pursuant to §5.1.1 and any “Letter of Credit” outstanding on the Closing Date issued and as defined under the Original Credit Agreement.
     Libor Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London, England.
     Libor Breakage Costs. With respect to any Libor Rate Loan to be prepaid prior to the end of the applicable Interest Period or not borrowed, converted or continued (“drawn” and, with correlative meaning, “draw”) after elected, a prepayment “breakage” fee in an amount, as reasonably determined by the Agent, required to compensate the Lenders for any and all additional losses, costs or expenses that such Lenders incur as a result of such prepayment or failure to borrow, convert or continue a Libor Rate Loan, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits of other funds acquired by any Lender to fund or maintain such Libor Rate Loan.
     Libor Rate. For any Libor Rate Loan for any Interest Period, the average rates as shown in Reuters Screen LIBOR01 Page (or any successor service) at which deposits in U.S. dollars are offered by first class banks in the London Interbank Market at approximately 11:00 a.m. (London time) on the day that is two (2) Libor Business Days prior to the first day of such Interest Period with a maturity approximately equal to such Interest Period and in an amount approximately equal to the amount to which such Interest Period relates, adjusted for reserves and taxes if required by future regulations. If Reuters no longer reports such rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market, then any and all outstanding Loans shall be Base Rate Loans and bear interest at the Base Rate plus the Applicable Base Rate Margin. For any period during which a Reserve Percentage shall apply, the Libor Rate with respect to Libor Rate Loans shall be equal to the amount determined above divided by an amount equal to 1 minus the

Reserve Percentage. In no event will the Libor Rate applicable to Unhedged Loans equal less than one percent (1%) per annum.
     Libor Rate Loan(s). Loans bearing interest calculated by reference to the Libor Rate.
     Lien. See §9.2.
     Loan Documents. Collectively, this Agreement, the Guaranty and any reaffirmation thereof, the Notes, the Letters of Credit, the Letter of Credit Applications, the Joinder Documents and any and all other agreements, instruments, documents or certificates now or hereafter evidencing or otherwise relating to the Loans and executed and delivered by or on behalf of the Borrower or its Subsidiaries or the Trust or its Subsidiaries in connection with or in any way relating to the Loans or the transactions contemplated by this Agreement, and all schedules, exhibits and annexes hereto or thereto, as any of the same may from time to time be amended and in effect.
     Loans. The Revolving Credit Loans and the Swingline Loans.
     Majority Lenders. As of any date of determination, the Lenders whose aggregate Commitments (excluding the Swingline Commitment) constitute at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment (or, if the Commitments have been terminated, the Lenders whose aggregate Commitments (excluding the Swingline Commitment), immediately prior to such termination, constituted at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment), provided that at any time when there are two or more Lenders, the Majority Lenders must include at least two Lenders.
     Management Fee. For any applicable period, an amount equal to three percent (3%) of revenue.
     Management Fee Adjustment. For any applicable period, the difference between the Management Fee and the Overhead Allocation, expressed as a positive or negative number, as the case may be.
     Maturity Date. January 15, 2013, or such earlier date (or later date pursuant to §2.9) on which the Revolving Credit Loans shall become due and payable pursuant to the terms hereof. The Maturity Date may be extended to January 15, 2014 subject to and in accordance with the terms of §2.9.
     Maximum Drawing Amount. As of any date of determination, the maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such maximum aggregate amount may be reduced from time to time pursuant to the terms of the Letter of Credit.
     Minimum Liquidity. As of any date of determination, an amount equal to the Availability as of such date (as described in clause (ii) of the definition of Availability) minus, without duplication, the aggregate amount of (x) Unsecured Consolidated Total Indebtedness outstanding on such date and (y) New Debt outstanding on such date.

     Minimum Liquidity Threshold. Minimum Liquidity in an amount not less than (i) $30,000,000 from the Closing Date through January 15, 2012, (ii) $25,000,000 from January 16, 2012 through January 15, 2013 and (iii) $20,000,000 thereafter.
     Mortgage Note(s). A mortgage note, in which the Borrower holds a direct interest as payee, for real estate that is developed, so long as at the relevant date of determination, such Mortgage Note is not in default.
     Multiemployer Plan. Any multiemployer plan within the meaning of §3(37) of ERISA maintained or contributed to by the Borrower or the Trust, as the case may be, or any ERISA Affiliate.
     Net Operating Income. For any period, an amount equal to (i) the aggregate rental and other income from the operation of the applicable Real Estate Assets during such period; minus (ii) all expenses and other proper charges incurred in connection with the operation of such Real Estate Assets (including, without limitation, real estate taxes, management fees (or Overhead Allocation, as applicable), payments under ground leases and bad debt expenses) during such period; but, in any case, before payment of or provision for debt service charges for such period, income taxes for such period, capital expenses for such period, and depreciation, amortization, and other non-cash expenses for such period, all as determined in accordance with GAAP (except that any rent leveling adjustments shall be excluded from rental income).
     New Debt. Indebtedness secured by ownership or partnership interests in Real Estate Assets incurred by the Borrower after the date hereof pursuant to §9.1(f) that is not fully supported by one or more unencumbered Real Estate Assets (not including the Eligible Unencumbered Properties), and for the avoidance of doubt, neither the 2007 Term Loan or the 2008 Term Loan nor any refinancing thereof on substantially the same structure and collateral therefor shall constitute New Debt, unless the 2007 Term Loan or 2008 Term Loan is increased above the principal amount thereof on the date hereof.
     Note Record. A Record with respect to any Note.
     Notes. The Revolving Credit Notes and the Swingline Note.
     Obligations. All indebtedness, obligations and liabilities of the Borrower and its Subsidiaries to any of the Lenders or the Agent, individually or collectively (but without double-counting), under this Agreement and each of the other Loan Documents and in respect of any of the Loans, the Notes and Reimbursement Obligations incurred and the Letter of Credit Applications and the Letters of Credit and other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, and including any indebtedness, obligations and liabilities of the Borrower and its Subsidiaries under any Protected Interest Rate Agreement entered into with any Lender, provided that such Protected Interest Rate Agreement is for the purpose of hedging interest exposure under this Agreement.

     Organizational Documents. Collectively, (i) the Agreement of Limited Partnership of FPLP, (ii) the Certificate of Limited Partnership of FPLP, (iii) the Amended and Restated Declaration of Trust of the Trust, (iv) the Amended and Restated By-Laws of the Trust, and (v) all of the partnership agreements, corporate charters and by-laws, limited liability company operating agreements, joint venture agreements or similar agreements, charter documents and certificates or other agreements relating to the formation, organization or governance of any Borrower (including, without limitation, any Wholly-owned Subsidiary who becomes a Borrower from time to time hereunder), in each case as any of the foregoing may be amended in accordance with §8.20.
     Overhead Allocation. For any period, the amount of corporate overhead included as a property operating expense in lieu of a management fee.
     Partially-Owned Entity(ies). Any of the partnerships, associations, corporations, limited liability companies, trusts, joint ventures or other business entities or Persons in which the Borrower or the Trust, directly, or indirectly through its full or partial ownership of another entity, own an equity interest, but which is not required in accordance with GAAP to be consolidated with the Borrower or the Trust for financial reporting purposes.
     PBGC. The Pension Benefit Guaranty Corporation created by §4002 of ERISA and any successor entity or entities having similar responsibilities.
     Permits. All governmental permits, licenses, and approvals necessary for the lawful operation and maintenance of the Real Estate Assets.
     Permitted Liens. Liens permitted by §9.2.
     Permitted Property. A property which is an income producing office, industrial or a so-called flex property (or a Real Estate Asset Under Development which will be an income producing office, industrial or so-called flex property when completed) and is located in the State of Maryland, the Commonwealth of Virginia or the District of Columbia.
     Person. Any individual, corporation, general partnership, limited partnership, trust, limited liability company, limited liability partnership, unincorporated association, business, or other legal entity, and any government (or any governmental agency or political subdivision thereof).
     Potomac Group. Collectively, (i) FPLP, (ii) the Trust, (iii) the respective Subsidiaries of FPLP and the Trust and (iv) the Partially-Owned Entities.
     Preferred Equity. Any preferred stock, preferred partnership interests, preferred member interests or other preferred equity interests issued by the Borrower, the Trust or any of their respective Subsidiaries.

     Protected Interest Rate Agreement. An agreement which evidences the Interest Rate Protection Arrangements required by §8.15, and all extensions, renewals, modifications, amendments, substitutions and replacements thereof.
     Rate Period. The period beginning on the first day of any fiscal month following delivery to the Agent of the annual or quarterly financial statements required to be delivered pursuant to §8.4(a) or §8.4(b) and ending on the last day of the fiscal month in which the next such annual or quarterly financial statements are delivered to the Agent.
     RCRA. See §7.18.
     Real Estate Assets. The fixed and tangible properties consisting of Land and/or Buildings owned by the Borrower or any of its Subsidiaries at the relevant time of reference thereto, including, without limitation, the Eligible Unencumbered Properties at such time of reference.
     Real Estate Assets Under Development. Any Real Estate Assets for which the Borrower or any of its Subsidiaries is actively pursuing construction of one or more Buildings or other improvements and for which construction is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, all pursuant to such Person’s ordinary course of business, provided that any such Real Estate Asset (or, if applicable, any Building comprising a portion of any such Real Estate Asset) will no longer be considered a Real Estate Asset Under Development on the date upon which a certificate of occupancy has issued for such Real Estate Asset (or Building) or such Real Estate Asset (or Building) may otherwise be lawfully occupied for its intended use.
     Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan.
     Recourse. With reference to any obligation or liability, any liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be “indirectly” liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor’s liabilities or obligations (e.g., without limitation, by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person being a general partner of such obligor).
     Reimbursement Obligation. The Borrower’s obligation to reimburse the Lenders and the Agent on account of any drawing under any Letter of Credit as provided in §5.2.
     REIT. A “real estate investment trust”, as such term is defined in Section 856 of the Code.
     Related Parties. With respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

     Release. See §7.18(c)(iii).
     Reserve Percentage. The maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against “Euro-currency Liabilities” as defined in Regulation D.
     Revolving Credit Loan(s). Each and every revolving credit loan made or to be made by the Lenders to the Borrower pursuant to §2 or §5.3, and excluding, in any event, all Swingline Loans.
     Revolving Credit Notes. Collectively, the separate promissory notes of the Borrower in favor of each Lender in substantially the form of Exhibit A hereto, in an aggregate principal amount equal to the Total Commitment in effect from time to time, dated as of the date hereof or as of such later date as any Person becomes a Lender under this Agreement, and completed with appropriate insertions, as each of such notes may be amended, replaced, substituted and/or restated from time to time (including in connection with any Increase).
     SARA. See §7.18.
     SEC. The Securities and Exchange Commission, or any successor thereto.
     SEC Filings. Collectively, (i) each Form 10-K, 10-Q and Form 8-K filed by the Trust with the SEC from time to time and (ii) each of the other public forms and reports filed by the Trust with the SEC from time to time.
     Subsidiary. Any corporation, association, partnership, limited liability company, trust, joint venture or other business entity or Person which is required to be consolidated with the Borrower or the Trust in accordance with GAAP.
     Swingline Commitment. The obligation of the Swingline Lender to make Swingline Loans to the Borrower in a maximum aggregate principal amount not exceeding at any time Ten Million Dollars ($10,000,000).
     Swingline Lender. KeyBank, in its capacity as swingline lender hereunder, or any Eligible Assignee of KeyBank who executes an Assignment and Assumption assuming KeyBank’s obligations as Swingline Lender.
     Swingline Loans. Collectively, the loans in the maximum aggregate principal amount of the Swingline Commitment made or to be made by the Swingline Lender to the Borrower pursuant to §2.10.
     Swingline Loan Amount. See §2.10(b).
     Swingline Note. The promissory note substantially in the form of Exhibit A-1 hereto which evidences the Swingline Commitment and the Swingline Loans made thereunder.

     Swingline Termination Date. The date which is no later than the 15th day preceding the Maturity Date.
     Total Commitment. As of any date, the sum of the then current Commitments of the Lenders. As of the Closing Date, the Total Commitment (including the Swingline Commitment) is $175,000,000. After the Closing Date, the aggregate amount of the Total Commitment (inclusive of Swingline Commitment) may be increased to an amount not exceeding $275,000,000, provided that such Increase is subject to and shall be effected in accordance with the provisions of §2.8.
     Trust. See preamble.
     2007 Term Loan. The term loan in the original principal amount of $50,000,000 made pursuant to that certain Secured Term Loan Agreement dated as of August 7, 2007 among FPLP, KeyBank National Association, as administrative agent and certain lenders party thereto, as amended and in effect from time to time.
     2008 Term Loan. The term loan in the original principal amount of $35,000,000 (subsequently increased to $50,000,000) made pursuant to that certain Secured Term Loan Agreement dated as of August 11, 2008 among FPLP, KeyBank National Association, as administrative agent and certain lenders party thereto, as amended and in effect from time to time.
     Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Libor Rate Loan.
     Unanimous Lender Approval. The written consent of each Lender that is a party to this Agreement at the time of reference.
     Unencumbered Asset. Any Real Estate Asset that on any date of determination is not subject to any Liens (except for Permitted Liens).
     Unencumbered Land. The Real Estate Asset commonly referred to as the Sterling Park Land Parcel, so long as such Real Estate Asset is not subject to any Liens, except for Permitted Liens.
     Unencumbered Pool. As determined from time to time, collectively, the Eligible Unencumbered Properties that the Borrower has designated in writing to be included in the Unencumbered Pool, subject to and in accordance with the terms hereof.
     Unencumbered Pool Percentage. As of (i) the Closing Date, 65%, (b) December 31, 2010, 62.5% and (iii) December 31, 2011, 60%.
     Unencumbered Pool Capital Reserve. As at any date of determination, a capital reserve equal to the total number of square feet of the Eligible Unencumbered Properties on such date, multiplied by $0.15.

     Unencumbered Property Conditions. See definition of “Eligible Unencumbered Property(ies)”.
     Unhedged Loans. Any portion of the Loans which are not, at the applicable date of determination, covered and protected by the Protected Interest Rate Agreement in effect as of the Closing Date between one or more of the Borrowers and the Administrative Agent and/or its Affiliate.
     Unsecured Consolidated Total Indebtedness. As of any date of determination, the aggregate principal amount of Consolidated Total Indebtedness outstanding at such date (including all Obligations), that is not secured by a Lien evidenced by a mortgage, deed of trust, negative pledge, assignment of partnership interests or other security interest or otherwise.
     Unsecured Interest Expense. For any period of determination, Consolidated Total Interest Expense for such period attributable to the Unsecured Consolidated Total Indebtedness of the Borrower, the Trust and their respective Subsidiaries.
     Value of Unencumbered Properties. At any date of determination, an amount equal to the sum of (i) (x) the Net Operating Income for the most recent fiscal quarter of the Eligible Unencumbered Properties owned by the Borrower for at least two complete fiscal quarters, less the Management Fee Adjustment relating to such Eligible Unencumbered Properties, with the sum thereof multiplied by (y) 4; with the product thereof being divided by (z) the Capitalization Rate, plus (ii) an amount equal to the Cost Basis Value of any Eligible Unencumbered Property not owned for two complete fiscal quarters, plus (iii) an amount equal to the Cost Basis Value of the Eligible Unencumbered Properties that are Real Estate Assets under Development, plus (iv) an amount equal to the Cost Basis Value of the Unencumbered Land, provided that (a) the Net Operating Income attributable to any Eligible Unencumbered Property sold or otherwise transferred during the applicable period shall be excluded from the calculation of the Value of Unencumbered Properties, (b) the Net Operating Income of Eligible Unencumbered Properties included at their Cost Basis Value shall be excluded and (c) the value included as a result of clause (iii) above shall not exceed ten percent (10%) of the aggregate Value of Unencumbered Properties at any time.
     Wholly-owned Subsidiary. Any single purpose entity which is a Subsidiary of FPLP and of which FPLP at all times owns directly or indirectly (through a Subsidiary or Subsidiaries) 100% of the outstanding voting or controlling interests and of the economic interests.
     “Without Recourse” or “without recourse”. With reference to any obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Real Estate Asset or other specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as fraud, misappropriation and misapplication indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability, and to usual and customary environmental indemnification obligations in connection with such designated Real Estate Asset.
          §1.2 Rules of Interpretation.
     (i) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms or the terms of this Agreement.
     (ii) The singular includes the plural and the plural includes the singular.
     (iii) A reference to any law includes any amendment or modification to such law.
     (iv) A reference to any Person includes its permitted successors and permitted assigns.
     (v) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.
     (vi) The words “include”, “includes” and “including” are not limiting.
     (vii) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in New York, have the meanings assigned to them therein.
     (viii) Reference to a particular “§” refers to that section of this Agreement unless otherwise indicated.
     (ix) The words “herein”, “hereof”, “hereunder” and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.
     §2. THE REVOLVING CREDIT FACILITY.
     §2.1 Commitment to Lend. Subject to the provisions of §2.4 and the other terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower, and the Borrower may borrow, repay, and reborrow from each Lender from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent (with copies to the Agent for each Lender) given in accordance with §2.4, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender’s Commitment minus, without double counting, an amount equal to such Lender’s Commitment Percentage multiplied by the sum of (i) all Reimbursement Obligations to the extent not yet deemed Revolving Credit Loans and the Maximum Drawing Amount and (ii) the outstanding principal amount of the Swingline Loans; provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), plus the Maximum Drawing Amount and, without double counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans, all outstanding Reimbursement Obligations, plus the outstanding principal amount of the Swingline Loans shall not at any time exceed the lesser of (i) the Total Commitment and (ii) the Availability at such time, and provided, further, that at the time the Borrower requests a Revolving Credit Loan and after giving effect to the making thereof: (i) in the case of any borrowing or other extension of credit, all of the conditions in §13 (and in the case of the initial borrowing on the Closing Date, also the conditions in §12) have been met at the time of such request, and (ii) there has not occurred and is not continuing (or will not occur by reason thereof) any Default or Event of Default.
     The Revolving Credit Loans shall be made pro rata in accordance with each Lender’s Commitment Percentage. Each request for a Revolving Credit Loan made pursuant to §2.4 shall constitute a representation and warranty by the Borrower that the conditions set forth in §12 have been satisfied as of the Closing Date and that the conditions set forth in §13 have been satisfied on the date of such request and will be satisfied on the proposed Drawdown Date of the requested Loan or issuance of Letter of Credit, as the case may be, provided that the making of such representation and warranty by the Borrower shall not limit the right of any Lender not to lend if such conditions have not been met. No Revolving Credit Loan or other extension of credit shall be required to be made by any Lender unless all of the conditions contained in §12 have been satisfied as of the Closing Date with respect to the initial Revolving Credit Loan or issuance of Letter of Credit, and unless all of the conditions set forth in §13 have been satisfied at the time of any request for a Revolving Credit Loan or other extension of credit and on the Drawdown Date therefor.
     §2.2 The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by the Revolving Credit Notes. A Revolving Credit Note shall be payable to the order of each Lender in an aggregate principal amount equal to such Lender’s Commitment. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender’s Revolving Credit Note, an appropriate notation on such Lender’s applicable Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such applicable Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such

Note Record shall not limit or otherwise affect the rights and obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.
     §2.3 Interest on Revolving Credit Loans; Fees.
          (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto (unless earlier paid in accordance with §3.2) at a rate equal to the greater of (i) the Base Rate plus the Applicable Base Rate Margin, and (ii) the one month Libor Rate plus the Applicable Libor Margin.
          (b) Each Libor Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto (unless earlier paid in accordance with §3.2) at a rate equal to the Libor Rate determined for such Interest Period plus the Applicable Libor Margin.
          (c) With reference to Base Rate Loans and Libor Rate Loans, the “Applicable Base Rate Margin” and the “Applicable Libor Margin” shall be equal to the percentage determined for each Rate Period by reference to the Table below (and for the Applicable Margin as of the Closing Date, based upon the Borrower’s September 30, 2009 financial statements):

Table
Applicable Margin
				Applicable
				Base Rate
		Total Leverage Ratio	Applicable Libor Margin	Margin
a	)	greater than 60%	3.75%	2.5%
b	)	less than or equal to 60% but greater than 55%	3.25%	2.0%
c	)	less than or equal to 55% but greater than 50%	3.0%	1.75%
d	)	less than or equal to 50%	2.75%	1.5%
     For purposes of determining the Applicable Base Rate Margin and the Applicable Libor Margin, the Consolidated Total Leverage Ratio (§10.1 hereof) will be tested quarterly, commencing with the fiscal quarter of the Borrower ending December 31,

2009, based on the annual or quarterly financial statements required to be delivered pursuant to §8.4(a) or 8.4(b), respectively. For purposes of determining the interest rate for any Rate Period hereunder, any interest rate change shall be effective on the first day of the fiscal month immediately following the date on which the financial statements required to be delivered pursuant to §8.4(a) or §8.4(b) are delivered to the Agent, together with a notice to the Agent (which shall be verified by the Agent) specifying any change in the Applicable Base Rate Margin and/or the Applicable Libor Margin. If the Borrower has failed to timely deliver the financial statements required to be delivered by it pursuant to §8.4(a) or §8.4(b), then in addition to the other rights and remedies of the Lenders hereunder, the Applicable Base Rate Margin and the Applicable Libor Margin that are then in effect shall, at the Agent’s discretion, be increased to the next highest level until such financial statements are delivered.
          (d) The Borrower unconditionally promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto, and when the principal of such Revolving Credit Loan is due (whether at maturity, by reason of acceleration or otherwise).
          (e) The Borrower agrees to pay to the Agent, for the accounts of the Lenders in accordance with their respective Commitment Percentages, from the Closing Date through the Maturity Date, a facility fee (the “Facility Fee”) calculated at the rate of 0.25% per annum, calculated on the average daily amount, during each fiscal quarter or portion thereof, of the unborrowed portion of the Total Commitment. The Facility Fee shall be payable quarterly in arrears on the fifth Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date through the Maturity Date, with a final payment on the Maturity Date.
          (f) The Borrower shall pay to the Agent a Letter of Credit fee (a “Letter of Credit Fee”) in an amount equal to the Applicable L/C Percentage of the undrawn amount of each outstanding Letter of Credit, which fee shall be for the accounts of the Lenders (including the Fronting Bank in its capacity as a Lender) pro rata in accordance with their respective Commitment Percentages. Each Letter of Credit Fee shall be payable quarterly in arrears on the fifth Business Day of each calendar quarter for the immediately preceding calendar quarter, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate (which Letter of Credit Fee shall be pro-rated for any calendar quarter in which such Letter of Credit is issued, drawn upon or otherwise reduced or terminated). The Borrower shall also pay to the Fronting Bank, for its own account, a fee in an amount equal to 0.125% of the face amount of each Letter of Credit upon issuance thereof, along with reasonable standard documentation and service charges for Letters of Credit from time to time, as customarily charged by Fronting Bank.
     §2.4 Requests for Revolving Credit Loans and Letters of Credit.

          The following provisions shall apply to each request by the Borrower for a Revolving Credit Loan and Letter of Credit:
     (i) FPLP, for itself and as agent for each other Borrower, shall submit a Completed Loan Request to the Agent, together with a current Availability Certificate in the form of Exhibit B-1 hereto. Except as otherwise provided herein, each Completed Loan Request shall be in a minimum amount of $500,000 or an integral multiple of $100,000 in excess thereof. Each Completed Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loans or the Letter of Credit requested from the Lenders on the proposed Drawdown Date.
     (ii) Each Completed Loan Request for a Revolving Credit Loan shall be delivered by the Borrower to the Agent by 10:00 a.m. (x) on the Business Day before the proposed Drawdown Date of any Base Rate Loan, and (y) at least two (2) Business Days prior to the proposed Drawdown Date of any Libor Rate Loan.
     (iii) Each Completed Loan Request shall include a completed writing in the form of Exhibit B hereto specifying: (1) the principal amount of the Revolving Credit Loan or Letter of Credit requested, (2) the proposed Drawdown Date of such Revolving Credit Loan or the date on which such Letter of Credit is requested to be issued, (3) the Interest Period applicable to such Revolving Credit Loan, and (4) the Type of such Revolving Credit Loan being requested, and certifying that, both before and after giving effect to such requested Revolving Credit Loan or Letter of Credit, no Default or Event of Default exists or will exist under this Agreement or any other Loan Document and that, after giving effect to the Requested Revolving Credit Loan or Letter of Credit (and all other outstanding Revolving Credit Loans and Letters of Credit), the Borrower is in compliance with Availability.
     (iv) No Lender shall be obligated to fund any Revolving Credit Loan unless:
          (a) a Completed Loan Request has been timely received by the Agent as provided in subsection (i) above; and

(b) both before and after giving effect to the Revolving Credit Loan to be made pursuant to the Completed Loan Request, all of the conditions contained in §12 shall have been satisfied as of the Closing Date, with respect to the initial advance only, and all of the conditions set forth in §13 shall have been met, including, without limitation, the condition under §13.1 that there be no Default or Event of Default under this Agreement.
     (v) The Agent will promptly notify each Lender of any Completed Loan Request for a Revolving Credit Loan and will cause a copy thereof to be delivered to each Lender on the same Business Day received, or, in the case of a Libor Rate Loan, the next Business Day, in each case absent circumstances outside of its control.
     §2.5 Conversion Options.
          (a) The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) subject to the further proviso at the end of this §2.5(a) and subject to §2.5(b) and §2.5(d), with respect to any conversion of a Base Rate Loan to a Libor Rate Loan (or a continuation of a Libor Rate Loan, as provided in §2.5(b)), the Borrower shall give the Agent at least three (3) Business Days’ prior written notice of such election, which such notice must be received by the Agent by 10:00 a.m. on any Business Day; and (ii) no Loan may be converted into a Libor Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted as provided herein, provided that each Conversion Request relating to the conversion of a Base Rate Loan to a Libor Rate Loan shall be for an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof and shall be irrevocable by the Borrower.
          (b) Any Revolving Credit Loan of any Type may be continued as such upon the expiration of the Interest Period with respect thereto (i) in the case of Base Rate Loans, automatically and (ii) in the case of Libor Rate Loans by compliance by the Borrower with the notice provisions contained in §2.5(a)(i); provided that no Libor Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default. The Borrower shall notify the Agent promptly when any such automatic conversion contemplated by this §2.5(b) is scheduled to occur.
          (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Revolving Credit Loan in accordance with the terms hereof, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.
          (d) The Borrower may not request or elect a Libor Rate Loan pursuant to §2.4, elect to convert a Base Rate Loan to a Libor Rate Loan pursuant to §2.5(a) or elect to continue a Libor Rate Loan pursuant to §2.5(b) if, after giving effect thereto, there would be greater than seven (7) Libor Rate Loans then outstanding. Any Loan Request or Conversion Request for a Libor Rate Loan that would create greater than seven (7) Libor Rate Loans outstanding shall be deemed to be a Loan Request or Conversion Request for a Base Rate Loan. By way of explanation of the foregoing, in the event that the Borrower wishes to convert or continue two or more Loans into one Libor Rate Loan on the same day and for identical Interest Periods (or borrow an additional Revolving Credit Loan simultaneously with converting or continuing a Revolving Credit Loan for identical Interest Periods), such Libor Rate Loan shall constitute one single Libor Rate Loan for purposes of this clause (d).
          (e) The Agent will promptly notify each Lender of any Conversion Request received pursuant to §2.5(a) or continuation pursuant to §2.5(b) in accordance with its customary practices.
     §2.6 Funds for Revolving Credit Loans.
          (a) Subject to the other provisions of this §2, not later than 11:00 a.m. (Cleveland, Ohio time) on the proposed Drawdown Date of any Revolving Credit Loan, each of the Lenders will make available to the Agent, at the Agent’s Head Office, in immediately available funds, the amount of such Lender’s Commitment Percentage of the amount of the requested Revolving Credit Loan. Upon receipt from each Lender of such amount, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loan made available to the Agent by the Lenders. All such funds received by the Agent by 11:00 a.m. (Cleveland, Ohio time) on any Business Day will be made available to the Borrower not later than 2:00 p.m. on the same Business Day; funds received after such time will be made available by not later than 11:00 a.m. on the next Business Day. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of its Commitment Percentage of any requested Revolving Credit Loan but in no event shall the Agent (in its capacity as Agent) have any obligation to make any funding or shall any Lender be obligated to fund more than its Commitment Percentage of the requested Revolving Credit Loan or to increase its Commitment Percentage on account of such failure or otherwise.
          (b) The Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Agent on such Drawdown Date the amount of such Lender’s Commitment

Percentage of the Revolving Credit Loan to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, multiplied by (ii) the amount of such Lender’s Commitment Percentage of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapsed from and including such Drawdown Date to the date on which the amount of such Lender’s Commitment Percentage of such Revolving Credit Loan shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Lender.
     §2.7 Reduction of Commitment. The Borrower shall have the right at any time and from time to time upon five (5) Business Days’ prior written notice to the Agent (with copies to the Agent for each Lender) to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof (but not below $20,000,000 or, if greater, the Maximum Drawing Amount) or terminate entirely the unborrowed portion of the then Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages by the amount specified in such notice or, as the case may be, terminated. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Lenders all accrued and unpaid interest on the amount of such reduction and the full amount of the Facility Fee then accrued and unpaid on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.
     §2.8 Increase in Total Commitment. At any time (but at least 60 days prior to the Maturity Date), the Borrower shall have the right, upon written notice to the Agent and satisfaction of the Increase Conditions, to cause the Total Commitment to increase by an amount not at any time exceeding, in the aggregate from and after the Closing Date, $100,000,000 (the “Increase”), in which event Schedule 2 will be deemed to be amended to reflect the increased Commitment of each Lender, if any, that has agreed in writing to an increase and to add any third party financial institution that may have become a party to, and a “Lender” under, this Agreement in connection with the Increase (and the Agent is hereby authorized to effect such amendment on behalf of the Lenders and the Borrower); provided, however, that it shall be a condition precedent to the effectiveness of the Increase that the Increase Conditions shall have been satisfied. In the event that the Increase results in any change to the Commitment Percentage of any Lender, then on the effective date of such Increase in the Total Commitment (i) any new Lender, and any existing Lender whose Commitment has increased, shall pay to the Agent such amounts as are necessary to fund its new or increased

Commitment Percentage of all existing Revolving Credit Loans, (ii) the Agent will use the proceeds thereof to pay to all Lenders whose Commitment Percentage is decreasing such amounts as are necessary so that each such Lender’s participation in existing Revolving Credit Loans will be equal to its adjusted Commitment Percentage, and (iii) if the effective date of such Increase in the Total Commitment occurs on a date other than the last day of an Interest Period applicable to any outstanding Libor Rate Loan, the Borrower will be responsible for Libor Breakage Costs and any other amounts payable pursuant to §4.8 on account of the payments made pursuant to clause (ii) above. No Lender shall have any obligation to increase its Commitment in connection with the Increase.
     §2.9 Extension of Revolving Credit Maturity Date. At least thirty (30) days but in no event more than ninety (90) days prior to January 15, 2013, the Borrower, by written notice to the Agent (with copies for each Lender), may request an extension of the Maturity Date by a period of one year from the Maturity Date then in effect (the “Extension”). The Extension shall become effective on January 15, 2013, so long as (i) the Borrower has paid to the Agent on such date, for the ratable accounts of the Lenders, an extension fee in an amount equal to 50 basis points on the Total Commitment in effect on such date, and (ii) no Default or Event of Default has occurred and is continuing on such date and all representations and warranties contained in the Loan Documents are true and correct as of such date (except to the extent that such representations and warranties relate expressly to an earlier date). The notice referred to in the first sentence of this §2.9 shall constitute and shall be deemed to be a certification by the Borrower as to the truth and accuracy of the statements contained in clause (ii) of the preceding sentence.
     §2.10 Swingline Loans.
          (a) Availability. Subject to the terms and conditions of this Agreement and so long as the Borrower has delivered to the Agent a loan request, including the certificate referred to in §2.4(iii), as if all references in §2.4(iii) to Revolving Credit Loans were to Swingline Loans, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time from the Closing Date to, but not including, the Swingline Termination Date; provided, that the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) at any time, shall not exceed the lesser of (i) the Total Commitment in effect at such time less the sum of (A) all outstanding Revolving Credit Loans at such time (after giving effect to all amounts requested) and (B) the Maximum Drawing Amount and, (C) without double-counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans or the Maximum Drawing Amount, all outstanding Reimbursement Obligations at such time, and (ii) the Swingline Commitment at such time. Swingline Loans hereunder may be used in anticipation of borrowing Revolving Credit Loans and for other short-term requirements and shall be repaid in accordance with the terms hereof. Each Swingline Loan must be for an amount equal to at least $1,000,000 and in an integral multiple of $100,000 and shall be evidenced by the Swingline Note. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan to the Borrower by 4:00 p.m. (Cleveland, Ohio time) on the Business Day of the requested borrowing, so long as the Swingline Loan has been requested by the Borrower no later than 1:00 p.m. (Cleveland, Ohio time) on such Business Day. In no event shall the number of Swingline Loans outstanding at any time exceed three (3). Subject to §4.9, all Swingline Loans shall bear interest at the Base Rate plus the Applicable Base Rate Margin. The Borrower unconditionally promises to pay interest on each Swingline Loan in arrears on each Interest Payment Date with respect thereto.
          (b) Repayment. The Borrower hereby absolutely and unconditionally promises to repay the outstanding principal amount of each Swingline Loan and all accrued interest and charges thereon (the “Swingline Loan Amount”) on the earliest to occur of: (i) demand, (ii) the fifth (5th) Business Day after the date on which the Swingline Loan is advanced or (iii) the Swingline Termination Date; provided, the Borrower shall have the right to prepay Swingline Loans without penalty or any prepayment charge.
          (c) Refunding and Conversion of Swingline Loans to Revolving Credit Loans.
     (i) On the Business Day before the maturity of a Swingline Loan (which shall be no longer than the period for repayment set forth above in §2.10(b)), the Borrower shall notify the Agent if it intends to request a Base Rate Loan in order to repay such Swingline Loan, or three Business Days before the maturity of a Swingline Loan (which shall be no longer than the period for repayment set forth above in §2.10(b)), the Borrower shall notify the Agent if it intends to request a Libor Rate Loan in order to repay such Swingline Loan. In any event, if any Swingline Loan has not been repaid by 1:00 p.m. (Cleveland, Ohio time) on the maturity date thereof, the Agent shall promptly notify the Lenders thereof and the Borrower shall be deemed to have requested on such date a Revolving Credit Loan comprised solely of a Base Rate Loan in a principal amount equal to the Swingline Loan Amount in order to repay such Swingline Loan. Such refundings of the Swingline Loan through the funding of such Revolving Credit Loans shall be made by the Lenders in accordance with their respective Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Agent.
     (ii) If a Default or an Event of Default has occurred and is continuing, all Swingline Loans shall be refunded by the Lenders on demand by the Swingline Lender, in which case the Borrower shall be deemed to have requested on such date of demand a Revolving Credit Loan comprised solely of a Base Rate Loan in a principal amount equal to the Swingline Loan Amount for such Swingline Loans. Such refundings of the Swingline Loans through the funding of such Revolving Credit Loans shall be made by the Lenders in accordance with their respective Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Agent.
     (iii) Each Lender shall fund its respective Commitment Percentage of Revolving Credit Loans as required to so repay Swingline Loans outstanding to the Swingline Lender upon such deemed request or demand by the Swingline Lender but in no event later than 2:00 p.m. (Cleveland, Ohio time) on the next succeeding Business Day after such deemed request or demand is made. No Lender’s obligation to fund its respective Commitment Percentage of the repayment of a Swingline Loan shall be affected by any other Lender’s failure to fund its Commitment Percentage of such repayment, nor shall any Lender’s Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Commitment Percentage. To the extent any Lender does not fund its respective Commitment Percentage of any Revolving Credit Loan to the Borrower pursuant to this §2.10(c)(iii) or purchase its undivided participating interest in any Swingline Loan in accordance with §2.10(c)(v), such Lender shall be deemed a Delinquent Lender and the Borrower shall repay such amounts to the Swingline Lender in accordance with the provisions of §3.3 as if such Loan were a Revolving Credit Loan for which a Bank did not remit its share to the Agent. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders.
     (iv) If at any time the Borrower receives notice from the Swingline Lender that the aggregate principal amount of all Revolving Credit Loans outstanding, plus the aggregate principal amount of all Swingline Loans outstanding (including the Swingline Loan for which demand for payment is then made by the Swingline Lender pursuant to this subsection), plus the Maximum Drawing Amount and, plus, without double-counting the portion, if any, of any Letter of Credit which is drawn and included in the Revolving Credit Loans or the Maximum Drawing Amount, all outstanding Reimbursement Obligations at such time equals or exceeds the lesser of the Total Commitment at such time or Availability at such time, the Borrower shall repay the amount of such excess upon demand by the Swingline Lender, which payment shall be applied first to the Swingline Loans and then to the Revolving Credit Loans.
     (v) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans with Revolving Credit Loans in accordance with the terms of this §2.10 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, in any event, non-satisfaction of any conditions set forth in this Agreement pertaining to advances of Revolving Credit Loans hereunder, except to the limited extent expressly referred to in the first sentence of §2.10(a). Further, each Lender agrees and acknowledges that if, prior to the refunding of any outstanding Swingline Loans pursuant to this §2.10, one of the events described in §§14.1(g) or (h) shall have occurred or any of the conditions set forth in §13.2 have not been met, each Lender will, on the date the applicable Revolving Credit Loan would have been made pursuant to §2.10(c)(i) or (ii), purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Commitment Percentage of such Swingline Loan Amount. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded).
     (vi) Each Lender’s Commitment Percentage applicable to any Swingline Loan shall be identical to its Commitment Percentage applicable to Revolving Credit Loans.
     §3. REPAYMENT OF THE LOANS.
     §3.1 Maturity. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all unpaid principal of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, the unpaid balance of the Facility Fee and the Letter of Credit Fees accrued through such date, and any and all other unpaid amounts due under this Agreement, the Notes or any other of the Loan Documents.
     §3.2 Optional Repayments of Revolving Credit Loans. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, in whole or in part, at any time without penalty or premium; provided that the outstanding amount of any Libor Rate Loans may not be prepaid on a date other than the last day of an Interest Period unless the Borrower pays the Libor Breakage Costs for each Libor Rate Loan so prepaid at the time of such prepayment. The Borrower shall give the Agent (with copies to the Agent for each Lender), no later than 10:00 a.m., Cleveland, Ohio time, at least two (2) Business Days’ prior written notice of any prepayment pursuant to this §3.2 of any Base Rate Loans, and at least four (4) Business Days’ notice of any proposed prepayment pursuant to this §3.2 of Libor Rate Loans, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Loans shall be in an amount equal to $1,000,000 or an integral multiple of $1,000,000 in excess thereof or, if less, the outstanding balance of the Revolving Credit Loans then being repaid, shall be accompanied by the payment of all charges, if any, outstanding on all Revolving Credit Loans so prepaid and of all accrued interest on the principal prepaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Libor Rate Loans.
     §3.3 Mandatory Repayment of Loans. If at any time the sum of the outstanding amount of the Loans, plus the Maximum Drawing Amount, plus without double counting any Revolving Credit Loans, the outstanding Reimbursement Obligations, if any, exceeds the lesser of (i) the Total Commitment at such time, or (ii) the Availability at such time, the Borrower shall immediately pay to the Agent, for the benefit of the Lenders (including the Swingline Lender), in an amount in cash necessary to eliminate such excess, such amount to be applied, in the absence of instruction by the Borrower, (x) first to the repayment of Swingline Loans and second to the repayment of Revolving Credit Loans and (y) with respect to any such payments of Revolving Credit Loans, first to the principal of Base Rate Loans and then to the principal of Libor Rate Loans.
     §4. CERTAIN GENERAL PROVISIONS.
     §4.1 Funds for Payments.
          (a) All payments of principal, interest, fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Lenders or (as the case may be) the Agent, at the Agent’s Head Office, in each case in Dollars and in immediately available funds. The Borrower shall make each payment of principal of and interest on the Loans and Reimbursement Obligations which are not converted to a Loan hereunder and of fees hereunder not later than 12:00 p.m. (Cleveland, Ohio time) on the due date thereof.
          (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If the Borrower is compelled by law to make any such deduction or withholding with respect to any amount payable by it hereunder or under any of the other Loan Documents (except with respect to taxes on the income or profits of the Agent or any Lender), the Borrower shall pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders to receive the same net amount which the Lenders would have received on such due date had no such deduction or withholding obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent (with copies to the Agent for each Lender) certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.
     §4.2 Computations. All computations of interest on Libor Rate Loans and of other fees to the extent applicable shall be based on a 360-day year and all computations of interest on Base Rate Loans shall be based on a 365/366 day year, in each case paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term “Interest Period” with respect to Libor Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records or record attached to any other Note from time to time shall constitute prima facie evidence of the principal amount thereof.
     §4.3 Inability to Determine Libor Rate. In the event, prior to the commencement of any Interest Period relating to any Libor Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Libor Rate that would otherwise determine the rate of interest to be applicable to any Libor Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower and the Lenders. In such event (a) any Loan Request with respect to Libor Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Libor Rate Loan will automatically, on the last day of the then current Interest Period applicable thereto, become a Base Rate Loan, and (c) the obligations of the Lenders to make

Libor Rate Loans shall be suspended, in each case unless and until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Lenders.
     §4.4 Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Libor Rate Loans, such Lender shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the Commitment of such Lender to make Libor Rate Loans or convert Base Rate Loans to Libor Rate Loans shall forthwith be suspended and (b) such Lender’s Commitment Percentage of Libor Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Libor Rate Loans or within such earlier period as may be required by law, all until such time as it is no longer unlawful for such Lender to make or maintain Libor Rate Loans. The Borrower hereby agrees promptly to pay the Agent for the account of such Lender, upon demand, any additional amounts necessary to compensate such Lender for Libor Breakage Costs incurred by such Lender in making any conversion required by this §4.4 prior to the last day of an Interest Period.
     §4.5 Additional Costs, Etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law, but if not having the force of law, then generally applied by the Lenders or the Agent with respect to similar loans), shall:
          (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit, such Lender’s Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Agent), or
          (b) change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to the Agent or any Lender under this Agreement or the other Loan Documents, or
          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or
          (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Lender’s Commitment, or any class of loans or commitments of which any of the Loans or such Lender’s Commitment forms a part;
and the result of any of the foregoing is
     (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender’s Commitment or any Letter of Credit, or
     (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender or the Agent hereunder on account of such Lender’s Commitment, any Letter of Credit or any of the Loans, or
     (iii) to require such Lender or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by the Agent or such Lender (such demand to be made promptly by the Agent or such Lender upon the making of any such determination), at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as such Lender or the Agent shall determine in good faith to be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum, provided that such Lender or the Agent is generally imposing similar charges on its other similarly situated borrowers. The Agent shall provide the Borrower with a calculation, in reasonable detail, of such amounts in accordance with its customary practices.
     §4.6 Capital Adequacy. If any future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law, but if not having the force of law, then generally applied by the Lenders with respect to similar loans) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and any Lender or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of Loans made or deemed to be made pursuant hereto, then such Lender or the Agent may notify the Borrower of such fact, and the Borrower shall pay to such Lender or the Agent from time to time, upon demand made by the Agent or such Lender (such demand to be made promptly by the Agent or such Lender upon the making of any such determination), as an additional fee payable hereunder, such amount as such Lender or the Agent shall determine reasonably and in good faith and certify in a notice to the Borrower to be an amount that will adequately compensate such Lender in light of these circumstances for its increased costs of maintaining such capital. Each Lender and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis, and will not charge the Borrower unless it is generally imposing a similar charge on its other similarly situated borrowers. The Agent shall provide the Borrower with a calculation, in reasonable detail, of such amounts in accordance with its customary practices.
     §4.7 Certificate; Limitations. A certificate setting forth any additional amounts payable pursuant to §§4.5 or 4.6 and a brief explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be prima facie evidence that such amounts are due and owing. Notwithstanding anything to the contrary contained in this Article 4, to the extent reasonably possible, each Lender shall designate an alternate lending office in the continental United States to make the Loans in order to reduce any liability of Borrower to such Lender under §§4.4, 4.5 or 4.6 or to avoid the unavailability of a Libor Rate Loan, so long as such designation is not disadvantageous to such Lender.
     §4.8 Indemnity. In addition to the other provisions of this Agreement regarding such matters, the Borrower agrees to indemnify the Agent and each Lender and to hold the Agent and each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that the Agent or such Lender may sustain or incur as a consequence of (a) a default by the Borrower in the payment of any principal amount of or any interest on any Libor Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Lender to lenders of funds obtained by it in order to maintain its Libor Rate Loans, (b) the failure by the Borrower to make a borrowing or conversion after the Borrower has given a Completed Loan Request for a Libor Rate Loan or a Conversion Request for a Libor Rate Loan, and (c) the making of any payment of a Libor Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Agent or a Lender to lenders of funds obtained by it in order to maintain any such Libor Rate Loans.
     §4.9 Interest on Overdue Amounts; Late Charge. Notwithstanding anything to the contrary stated herein, upon the occurrence and during the continuance of an Event of Default, at the option of the Majority Lenders, to the extent permitted by applicable law, the unpaid balance of all Obligations shall bear interest at the rate otherwise applicable thereto plus 2%, compounded daily until such Event of Default is cured or waived to the satisfaction of the Agent and the required Lenders. In addition, the Borrower shall pay a late charge equal to five percent (5%) of any amount of interest charges on the Loans which is not paid within ten (10) days of the date when due.
     §5. LETTERS OF CREDIT.
     §5.1 Letter of Credit Commitments.
          5.1.1 Commitment to Issue Letters of Credit. Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is one-hundred twenty (120) days prior to the Maturity Date, the Fronting Bank shall issue such Letters of Credit as the Borrower may request upon the delivery of a written request on the Fronting Bank’s customary form as part of a Completed Loan Request and Availability Certificate (a “Letter of Credit Application”). Subject to the terms and conditions set forth in this Agreement, the Fronting Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in §5.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby Letters of Credit, in such form as may be requested from time to time by the Borrower and agreed to by the Fronting Bank; provided, however, that, after giving effect to such Completed Loan Request, (a) the Maximum Drawing Amount plus all Reimbursement Obligations (to the extent, if any, not yet deemed a Revolving Credit Loan pursuant to §5.3), shall not exceed $15,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount and, without double counting, all Reimbursement Obligations (to the extent, if any, not yet deemed a Revolving Credit Loan pursuant to §5.3) and (ii) the amount of all Loans outstanding shall not exceed the lesser of (x) the Total Commitment in effect at such time and (y) the Availability at such time.
          Each Letter of Credit Application shall be executed by an officer of Borrower. The Fronting Bank shall be entitled to conclusively rely on such Person’s authority to request a Letter of Credit on behalf of Borrower. The Fronting Bank shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Borrower assumes all risks with respect to the use of the Letters of Credit. Unless the Fronting Bank and the Majority Lenders otherwise consent, the term of any Letter of Credit shall not exceed a period of time commencing on the issuance of the Letter of Credit and ending on the date which is one year thereafter and shall not expire on a date later than sixty (60) days prior to the Maturity Date (but in any event the term shall not extend beyond the Maturity Date). As of any applicable date of determination, the amount available to be drawn under any Letter of Credit shall reduce on a dollar-for-dollar basis the amount available to be drawn under the Total Commitment as a Loan. Each Letter of Credit Application shall be submitted to the Fronting Bank at least ten (10) Business Days (or such shorter period as the Fronting Bank may approve) prior to the date upon which the requested Letter of Credit is to be issued. Each such Letter of Credit Application shall contain (i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of this Agreement), and (ii) a certification by the chief financial or chief accounting officer of Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit. The Borrower shall further deliver to the Fronting Bank such additional applications and documents as the Fronting Bank may require, in conformity with the then standard practices of its letter of credit department, in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control. The Fronting Bank shall, if it approves of the content of the Letter of Credit request (which approval shall not be unreasonably withheld), and subject to the conditions set forth in this Agreement, issue the Letter of Credit on or before ten (10) Business Days following receipt of the Letter of Credit Application (including the Completed Loan Request and the Availability Certificate). Each Letter of Credit shall be in form and substance reasonably satisfactory to the Fronting Bank in its reasonable discretion. Upon issuance of a Letter of Credit, the Fronting Bank shall provide notice of the issuance of such Letter of Credit to the Lenders and shall provide a copy of such Letter of Credit to any Lender that requests a copy. Upon the issuance of a Letter of Credit, each Revolving Credit Lender shall be deemed to have purchased a participation therein from Fronting Bank in an amount equal to its respective Commitment Percentage of the amount of such Letter of Credit. No Lender’s obligation to participate in a Letter of Credit shall be affected by any other Lender’s failure to perform as required herein with respect to such Letter of Credit or any other Letter of Credit. The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.
          5.1.2 Letter of Credit Applications. Each Letter of Credit Application shall be completed to the satisfaction of the Agent and the Fronting Bank.
          5.1.3 Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) without limitation of §5.1.1, shall have an expiry date no later than one year after its issuance. Each Letter of Credit so issued, extended or renewed shall be subject to the rules of the ISP.
          5.1.4 Obligations of Lenders with respect to Letters of Credit. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender’s Commitment Percentage, to reimburse the Fronting Bank on demand for the amount of each draft paid by the Fronting Bank under each Letter of Credit (such agreement for a Lender being called herein the “Letter of Credit Participation” of such Lender). Each such payment made by a Lender shall be treated as a purchase by such Lender of a participation in the Fronting Bank’s interest in such Letter of Credit and each Lender shall share, in accordance with its respective Commitment Percentage, in any interest (but not any fee payable solely for the account of the Fronting Bank) which accrues and is payable by the Borrower pursuant to §5.2 or otherwise in connection with such Letter of Credit.

     §5.2 Reimbursement Obligation of the Borrower. In order to induce the Fronting Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrower hereby agrees to reimburse or pay to the Fronting Bank, for the account of the Fronting Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Fronting Bank hereunder,
          (a) promptly upon notification by the Fronting Bank or the Agent that any draft presented under such Letter of Credit is honored by the Fronting Bank, or the Fronting Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Fronting Bank under or with respect to such Letter of Credit, and (ii) any amounts payable pursuant to §5.3 under, or with respect to, such Letter of Credit, and
          (b) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with §14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent in an interest-bearing account (with interest to be added to such account) as cash collateral for the benefit of the Lenders and the Agent for all Reimbursement Obligations. Upon the expiration, termination or surrender without draw of any Letter of Credit, the Agent shall release to the Borrower the cash collateral amount applicable to such Letter of Credit.
     Each such payment shall be made to the Agent for the benefit of the Fronting Bank or the Lenders, as applicable, at the Agent’s Head Office in immediately available funds. Interest on any and all amounts not converted to a Revolving Credit Loan pursuant to §5.3 and remaining unpaid by the Borrower under this §5.2 at any time from the date such amounts become due and payable (whether as stated in this §5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent for the benefit of the Lenders on demand at the rate specified in §4.9 for overdue principal on the Loans.
     §5.3 Letter of Credit Payments; Funding of a Loan. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Fronting Bank will use its reasonable efforts to notify the Borrower and the Lenders, on or before the date the Fronting Bank intends to honor such drawing, of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment and, except to the extent the amount of such draft becomes a Revolving Credit Loan as set forth in this §5.3, Borrower shall reimburse Agent, as set forth in §5.2. Notwithstanding anything contained in §5.2 or this §5.3 to the contrary, however, unless Borrower shall have notified the Agent and Fronting Bank prior to 11:00 a.m. (Cleveland, Ohio time) on the Business Day immediately prior to the date of such drawing that Borrower intends to reimburse Fronting Bank for the amount of such drawing with funds other than the proceeds of Revolving Credit Loans, Borrower shall be deemed to have timely given a Completed Loan

Request pursuant to §2.4 to Agent, requesting a Base Rate Loan on the date on which such drawing is honored and in an amount equal to the amount of such drawing, which Base Rate Loan will bear interest at the rate otherwise then applicable to Base Rate Loans hereunder. The Borrower may thereafter convert any such Base Rate Loan to a Revolving Credit Loan of another Type in accordance with §2.5. Each Lender shall, in accordance with §2.6, make available such Lender’s Commitment Percentage of such Revolving Credit Loan to Agent, the proceeds of which shall be applied directly by Agent to reimburse Fronting Bank for the amount of such draw. In the event that any Lender fails to make available to Agent the amount of such Lender’s Commitment Percentage of such Revolving Credit Loan on the date of any drawing, Agent shall be entitled to recover such amount on demand from such Lender plus any additional amounts payable under §2.6(b) in the event of a late funding by a Lender. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its participations in Letters of Credit and any other amounts due to it hereunder to the Agent to fund the amount of any drawn Letter of Credit which such Lender was required to fund pursuant to this section until such amount has been funded (as a result of such assignment or otherwise). If after the issuance of a Letter of Credit by the Fronting Bank, but prior to the funding of any portion thereof by a Lender, one of the events described in §14.1(g) or (h) shall have occurred or any of the conditions set forth in §13.2 have not been met, each Lender will, on the date such Revolving Credit Loan would otherwise be required to be made, purchase an undivided participation interest in the Letter of Credit in an amount equal to its Commitment Percentage of the amount of such Letter of Credit. Each Lender will immediately transfer to the Fronting Bank in immediately available funds the amount of its participation and upon receipt thereof the Fronting Bank will deliver to such Lender a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount. The Fronting Bank is irrevocably authorized by the Borrower and each of the Lenders to honor draws on each Letter of Credit by the beneficiary thereof in accordance with the terms of such Letter of Credit. The responsibility of the Fronting Bank to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit in accordance with the Fronting Bank’s customary practices.
     §5.4 Obligations Absolute. The obligations of the Borrower to the Lenders under this Agreement with respect to Letters of Credit shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (ii) the existence of any claim, set-off, defense or any right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or the Lenders (other than the defense of payment to the Lenders in accordance with the terms of this Agreement) or any other person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction; (iii) any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (iv) any breach of any agreement between Borrower and any beneficiary or transferee of any Letter of Credit; (v) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; (vi) payment by the Fronting Bank under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct on the part of the Fronting Bank as determined by a court of competent jurisdiction after the exhaustion of all applicable appeal periods, and (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or willful misconduct on the part of the Fronting Bank as determined by a court of competent jurisdiction after the exhaustion of all applicable appeal periods. Borrower assumes all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither Agent, Fronting Bank nor any Lender will be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of any beneficiary of any Letter of Credit to comply fully with the conditions required in order to demand payment under a Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary in order to make a disbursement under a Letter of Credit or the proceeds thereof; (vii) for the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of Agent or any Lender. None of the foregoing will affect, impair or prevent the vesting of any of the rights or powers granted to Agent, Fronting Bank or the Lenders hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any act taken or omitted to be taken by Agent, Fronting Bank or the other Lenders in good faith will be binding on Borrower and will not put Agent, Fronting Bank or the other Lenders under any resulting liability to Borrower.

     §5.5 Reliance by Issuer. The Fronting Bank and the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Fronting Bank or the Agent. The Agent and the Fronting Bank shall be fully justified in failing or refusing to take any action under this §5 (other than the issuance of a Letter of Credit pursuant to a Letter of Credit Application and otherwise in accordance with the terms of this Agreement) unless it shall first have received such advice or concurrence of the Majority Lenders (or such other number or percentage of the Lenders as may be required by this Agreement) as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent and any Fronting Bank shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, under this §5 in accordance with a request of the Majority Lenders (or such other number or percentage of the Lenders as may be required by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Notes or of a Letter of Credit Participation.
     §5.6 Outstanding Letters of Credit. The Letters of Credit set forth on Schedule 5.6 were issued prior to the Closing Date pursuant to the Original Credit Agreement and will remain outstanding as of the Closing Date. The Borrower, the Lenders and the Fronting Bank hereby agree that each Letter of Credit listed on Schedule 5.6, for all purposes under this Agreement, shall be deemed to be a Letter of Credit governed by the terms and conditions of this Agreement.
§6. RECOURSE OBLIGATIONS. The Obligations are full recourse obligations of the Borrower, and all of the respective assets and properties of the Borrower shall be available for the payment in full in cash and performance of the Obligations. The obligations of the Trust under the Guaranty are full recourse obligations of the Trust, and all of the respective assets and properties of the Trust shall be available for the payment in full in cash and performance thereof.
§7. REPRESENTATIONS AND WARRANTIES. The Borrower and the Trust, on their own behalf and on behalf of their respective Subsidiaries, jointly and severally represent and warrant to the Agent and the Lenders all of the statements contained in this §7.
     §7.1 Authority, Etc.
     (a) Organization: Good Standing.

     (i) FPLP is a limited partnership duly organized, validly existing and in good standing under the laws of its state of organization; FPLP has all requisite limited partnership power to own its properties and conduct its business as now conducted and as presently contemplated; and FPLP is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Eligible Unencumbered Properties owned by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on its business, operations, assets, condition (financial or otherwise) or properties. Each Borrower (other than FPLP) is a limited partnership, general partnership, nominee trust or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its state of organization; each such Borrower has all requisite limited partnership, general partnership, trust, limited liability company or corporate, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and each such Borrower is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Eligible Unencumbered Properties owned by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of such Borrower.
     (ii) the Trust is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; each Subsidiary of the Trust is duly organized, validly existing and in good standing as a corporation, nominee trust, limited liability company, limited partnership or general partnership, as the case may be, under the laws of the state of its organization; the Trust and each of its Subsidiaries has all requisite corporate, trust, limited liability company, limited partnership or general partnership, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and the Trust is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where such qualification is necessary, except where a failure to be so qualified in such other would not have a materially adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of the Trust or any such Subsidiary.
          (b) Capitalization. The outstanding equity of FPLP is comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and non-assessable and, as of the Closing Date, are owned and held of record by the Persons set forth on Schedule 7.1(b) attached hereto. All of the issued and outstanding general partner interests of FPLP are owned and held of record by the Trust. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire a general partner interest in FPLP. There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on FPLP or the Trust which require or could require FPLP or the Trust to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any general partner interest in FPLP. Except as set forth in the Agreement of Limited Partnership of FPLP, no general partner interests of FPLP are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies; or any other similar agreements or interests (whether written or oral). For so long as any Borrower which is a Wholly-owned Subsidiary of FPLP is a Borrower, FPLP owns, directly or indirectly, 100% (by number of votes or controlling interests) of the outstanding voting interests and of the economic interests in each such Borrower. All of the issued and outstanding equity interests of each Borrower other than FPLP are owned and held of record by the Persons set forth on Schedule 7.1(b) attached hereto, and all of such equity interests have been duly issued and are outstanding and fully paid and non-assessable. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in any Borrower (other than FPLP). There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on any Borrower (other than FPLP) which require or could require any Borrower (other than FPLP) to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any equity interest in such Borrower and any such commitments, options, warrants, calls or other agreements relating to FPLP are set forth on Schedule 7.1(b). Except as disclosed on Schedule 7.1(b) attached hereto, no equity interests of any Borrower (other than FPLP) are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies; or any other similar agreements or interests (whether written or oral), and any such restrictions or other agreements relating to FPLP are set forth on Schedule 7.1(b). All of the Preferred Equity which exists as of the date of this Agreement, and each of the agreements or other documents entered into and/or setting forth the terms, rights and restrictions applicable to any such Preferred Equity, are listed and described on Schedule 7.1(b) attached hereto. All of the agreements and other documents relating to the Preferred Equity in effect on the Closing Date have been furnished to the Agent.
          (c) Due Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which the

Borrower or the Trust is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and the Trust, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower or the Trust and any general partner thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or the Trust is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or the Trust, (iv) do not conflict with any provision of the Organizational Documents of the Borrower or the Trust or any general partner thereof, and (v) do not contravene any provisions of, or constitute Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or the Trust or any of the Borrower’s or the Trust’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower or the Trust.
          (d) Enforceability. Each of the Loan Documents to which the Borrower or the Trust is a party has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Borrower and the Trust, as the case may be, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights.
     §7.2 Governmental Approvals. The execution, delivery and performance by the Borrower and the Trust of this Agreement and the other Loan Documents to which the Borrower or the Trust is or is to become a party and the transactions contemplated hereby and thereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained and delivered to the Agent, or (ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law or deemed appropriate by the Trust.
     §7.3 Title to Properties; Leases.
          The Borrower and the Trust each has good fee to all of its respective properties, assets and rights of every name and nature purported to be owned by it, including, without limitation, that:
          (a) The Borrower holds good and clear record and marketable fee simple title to the Eligible Unencumbered Properties and all assets or properties relating thereto, subject to no Liens other than Permitted Liens.

          (b) The Borrower and the Trust will, as of the Closing Date, own all of the assets as reflected in the financial statements of the Borrower and the Trust described in §7.4, or acquired since the date of such financial statements (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).
          (c) Each of the direct or indirect interests of the Borrower in any Partially-Owned Entity is set forth on Schedule 7.3(c) attached hereto, including the type of entity in which the interest is held, the percentage interest owned by the Borrower in such entity, the capacity in which the Borrower holds the interest, and the Borrower’s ownership interest therein.
     §7.4 Financial Statements. The Borrower has furnished to each of the Lenders the audited consolidated balance sheet of the Trust and its Subsidiaries as of December 31, 2008, and the related audited consolidated statements of income, changes in shareholder’s equity and cash flows for the year then ended (the “Initial Financials”). The Borrower has also furnished or will otherwise make available to each of the Lenders the unaudited consolidated balance sheet of the Trust and its Subsidiaries as of September 30, 2009, and the related unaudited consolidated statements of income, changes in shareholder’s equity and cash flows for the three consecutive fiscal quarters then ended (the “Quarterly Financials”). Such Initial Financials and such Quarterly Financials have been prepared in accordance with GAAP and the Initial Financials are accompanied by an auditors’ report prepared without qualification by the Accountants. The Initial Financials and the Quarterly Financials fairly present the financial condition of the Trust and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year (or fiscal quarter, as applicable) then ended. There are no contingent liabilities of the Trust or any of its Subsidiaries as of such date known to the officers of the Trust or any of its Subsidiaries not disclosed in the Initial Financials or the Quarterly Financials.
     §7.5 No Material Changes, Etc. Since the Financial Statement Date, there has occurred no materially adverse change in the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group. Since the Financial Statement Date and the Closing Date (or, as applicable, such later date upon which a Real Estate Asset became part of the Unencumbered Pool), there has been no material adverse change to the Net Operating Income of any Real Estate Asset that is part of the Unencumbered Pool.
     §7.6 Franchises, Patents, Copyrights, Etc. The Borrower, the Trust and each of their respective Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known conflict with any rights of others, except where the failure to so possess could not reasonably be expected to have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group. The Borrower, the Trust and each of their respective Subsidiaries possess all material Permits relating to each of the Unencumbered Assets comprising part of the Unencumbered Pool. FPLP is pre-approved as a landlord for the United States government by the General Services Administration as part of the General Services Administration’s Advanced Acquisition Program (the “AAP Qualification”).
     §7.7 Litigation. Except as disclosed on Schedule 7.7, there are no actions, suits, proceedings or investigations of any kind pending or, to the Borrower’s or the Trust’s knowledge, threatened against the Borrower, the Trust or any of their respective Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, could reasonably be expected to, either individually or in the aggregate, materially adversely affect the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group, or materially impair the right of the Trust, FPLP or any other member of the Potomac Group, to carry on its businesses substantially as now conducted by it, or result in any substantial liability not fully covered by insurance, or for which adequate reserves are not maintained, as reflected in the applicable consolidated financial statements or SEC Filings of the Borrower and the Trust, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.
     §7.8 No Materially Adverse Contracts, Etc. Neither the Borrower, the Trust nor any of their respective Subsidiaries is subject to any charter, corporate, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or could reasonably expected in the future to have a materially adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group. None of the Borrower, the Trust or any of their respective Subsidiaries is a party to any contract or agreement that has had, or could reasonably be expected to have, any materially adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group.
     §7.9 Compliance With Other Instruments, Laws, Etc. Neither the Borrower, the Trust nor any of their respective Subsidiaries is in violation of any provision of its partnership agreement, charter or other Organizational Document, as the case may be, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result, individually or in the aggregate, in the imposition of substantial penalties or materially and adversely affect the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group.

     §7.10 Tax Status. (i) Each of the Borrower, the Trust and their respective Subsidiaries (a) has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, and (ii) there are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the respective officers of the Borrower and the Trust and their respective Subsidiaries know of no basis for any such claim.
     §7.11 No Event of Default. No Default or Event of Default has occurred and is continuing.
     §7.12 Investment Company Acts. None of the Borrower, the Trust or any of their respective Subsidiaries is an “investment company”, or an “affiliated company” or a “principal underwriter” of an “investment company”, as such terms are defined in the Investment Company Act of 1940.
     §7.13 Name; Jurisdiction of Organization; Absence of UCC Financing Statements, Etc. The exact legal name of the Borrower and the Trust, and their respective jurisdictions of organization, are set forth on Schedule 7.13 attached hereto. Except for Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Eligible Unencumbered Property. Neither the Borrower nor the Trust has pledged or granted any lien on or security interest in or otherwise encumbered or transferred any of their respective interests in any Subsidiary (including in the case of the Trust, its interests in FPLP).
     §7.14 Absence of Liens. The Borrower is the owner of the Eligible Unencumbered Properties free from any Lien, except for Permitted Liens.
     §7.15 Certain Transactions. Except as set forth on Schedule 7.15, none of the officers, partners, directors, or employees of the Trust, the Borrower or any of their Subsidiaries is presently a party to any transaction with the Borrower, the Trust or any of their respective Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, partner, director or such employee or, to the knowledge of the Borrower or the Trust, any corporation, partnership, trust or other entity in which any officer, partner, director, or any such employee or natural Person related to such officer, partner, director or employee or other Person in which such officer, partner, director or employee has a direct or indirect beneficial interest has a substantial interest or is an officer, director, trustee or partner.
     §7.16 Employee Benefit Plans; Multiemployer Plans; Guaranteed Pension Plans. Except as disclosed in the SEC Filings or on Schedule 7.16, none of the Borrower, the Trust nor any ERISA Affiliate maintains or contributes to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan.
     §7.17 Regulations U and X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.
     §7.18 Environmental Compliance. The Borrower has caused Phase I and other environmental assessments or similar assessments (collectively, the “Environmental Reports”) to be conducted to investigate the past and present environmental condition and usage of the Real Estate Assets, true and complete copies of which have been delivered to the Agent. To the Borrower’s knowledge, except as otherwise expressly specified in the Environmental Reports, the Borrower makes the following representations and warranties:
          (a) None of the Borrower, its Subsidiaries, the Trust or any operator of the Real Estate Assets or any portion thereof, or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act (“RCRA”), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter “Environmental Laws”), which violation or alleged violation has, or its remediation would have, by itself or when aggregated with all such other violations or alleged violations, a material adverse effect on the business, operations, assets, condition (financial or otherwise), properties or prospects of the Trust, FPLP or any other member of the Potomac Group, or constitutes a Disqualifying Environmental Event with respect to any of the Eligible Unencumbered Properties.
          (b) None of the Borrower, the Trust or any of their respective Subsidiaries has received written notice from any third party, including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency (“EPA) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986), (ii) that any hazardous waste, as defined by 42 U.S.C. § 9601(5), any hazardous substances as defined by 42 U.S.C. § 9601(14), any pollutant or contaminant as defined by 42 U.S.C. §9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (“Hazardous Substances”) which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, the Trust or any of their respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law, or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances, which event described in any such notice would have a material adverse effect on the business, operations, assets, condition (financial or otherwise), properties or prospects of the Trust, FPLP or any other member of the Potomac Group, or constitutes a Disqualifying Environmental Event with respect to any of the Eligible Unencumbered Properties.
          (c) (i) No portion of the Real Estate Assets has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of any Real Estate Assets except in accordance with applicable Environmental Laws, (ii) in the course of any activities conducted by the Borrower, the Trust, their respective Subsidiaries or the operators of their respective properties or any ground or space tenants on any Real Estate Asset, no Hazardous Substances have been generated or are being used on such Real Estate Asset except in accordance with applicable Environmental Laws, (iii) there has been no present or past releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a “Release”) or threatened Release of Hazardous Substances on, upon, into or from the Real Estate Assets in violation of applicable Environmental Laws, (iv) there have been no Releases in violation of applicable Environmental Laws upon, from or into any real property in the vicinity of any of the Real Estate Assets which, through soil or groundwater contamination, may have come to be located on such Real Estate Asset, and (v) to the best of Borrower’s Knowledge, any Hazardous Substances that have been generated on any of the Real Estate Assets during ownership thereof by the Borrower, the Trust, their respective Subsidiaries or the operations of their respective properties have been transported off-site only in compliance with all applicable Environmental Laws; any of which events described in clauses (i) through (v) above would have a material adverse effect on the business, operations, assets, condition (financial or otherwise), properties or prospects of the Trust, FPLP or any other member of the Potomac Group, or constitutes a Disqualifying Environmental Event with respect to any of the Eligible Unencumbered Properties.

          (d) None of the Borrower, the Trust or any of the Real Estate Assets is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement, by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.
     §7.19 Subsidiaries. Schedule 7.19 sets forth, as of the Closing Date, all of the respective Subsidiaries of FPLP, each other Borrower and the Trust, together with the exact legal name of each of such entities (including the Trust) and the tax identification number of each of such entities (including the Trust).
     §7.20 Loan Documents. All of the representations and warranties by or on behalf of the Borrower and the Trust and their respective Subsidiaries made in this Agreement and in the other Loan Documents or any document or instrument delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects and do not include any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make such representations and warranties not materially misleading.
     §7.21 REIT Status. The Trust has not taken any action that would prevent it from maintaining its qualification as a REIT for its tax years ending December 31, 2003 through December 31, 2008, or from maintaining such qualification at all times during the term of this Agreement.
     §7.22 Anti-Terrorism Regulations.
          (a) General. Neither the Borrower, the Trust nor any Affiliate thereof is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
          (b) Executive Order No. 13224. Neither Borrower, the Trust nor any Affiliate thereof is any of the following (each a “Blocked Person”):
     (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;
     (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;

     (iii) a Person or entity with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;
     (iv) a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224;
     (v) a Person or entity that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or
     (vi) a person or entity who is affiliated or associated with a person or entity listed above.
          (c) Neither Borrower, the Trust nor any Affiliate thereof (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224.
          (d) Neither Borrower, the Trust nor any Affiliate thereof are a “Special Designated National” or “Blocked Person” as those terms are defined in the office of Foreign Asset Control Regulations (31 C.F.R. § 500 et. seq.).
§8. AFFIRMATIVE COVENANTS OF THE BORROWER AND THE TRUST. The Borrower and the Trust, on their own behalf and on behalf of their respective Subsidiaries, jointly and severally covenant and agree that:
     §8.1 Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts and Obligations provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement, the Notes and the other Loan Documents.
     §8.2 Maintenance of Office; Jurisdiction of Organization, Etc.. Each of the Borrower and the Trust will maintain its chief executive office in Bethesda, Maryland, or at such other place in the United States of America as each of them shall designate by written notice to the Agent to be delivered at least thirty (30) days prior to any change of chief executive office, where, subject to §21, notices, presentations and demands to or upon the Borrower and the Trust in respect of the Loan Documents may be given or made. Neither the Trust nor the Borrower will change its jurisdiction of organization, name or corporate structure without giving the Agent at least thirty (30) days prior written notice of such change, and, in the case of a change in corporate structure, without the prior written consent of the Agent, which consent may not be unreasonably withheld.
     §8.3 Records and Accounts. Each of the Borrower and the Trust will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), contingencies, depreciation and amortization of its properties and the properties of its Subsidiaries.
     §8.4 Financial Statements, Certificates and Information. The Borrower and the Trust will deliver to the Agent:
          (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Trust, the audited consolidated balance sheet of the Trust and its Subsidiaries at the end of such year, and the related audited consolidated statements of income, changes in shareholder’s equity and cash flows for the year then ended, in each case, setting forth in comparative form the figures as of the end of and for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP (which may be provided by inclusion in the Form 10-K of the Trust filed with the SEC for such period and delivered to the Agent), and, in each case, accompanied by an auditor’s report prepared without qualification by the Accountants (and the Borrower also shall deliver the foregoing for FPLP on a consolidated basis); together with (i) a certification by the principal financial or accounting officer of the Borrower and the Trust that the information contained in such financial statements fairly presents the financial position of the Trust and its Subsidiaries on the date thereof (which may be provided by inclusion in the Form 10-K of the Trust filed with the SEC for such period and delivered to the Agent) and (ii) a written statement from such Accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under §10 or otherwise under the provisions of this Agreement relating to the financial condition of the Trust or any of its Subsidiaries, or of any facts or circumstances that would cause the Trust not to continue to qualify as a REIT for federal income tax purposes, or, if such Accountants shall have obtained knowledge of any then existing Default, Event of Default or such facts or circumstances, they shall make disclosure thereof in such statement;
          (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of its March 31, June 30 and September 30 fiscal quarters, copies of the unaudited consolidated balance sheet of the Trust and its Subsidiaries, as at the end of such quarter, and the related unaudited consolidated statements of income, changes in shareholders’ equity and cash flows for the portion of the Trust’s fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (which may be provided by inclusion in the Form 10-Q of the Trust filed with the SEC for such period and delivered to the

Agent), together with a certification by the principal financial or accounting officer of the Borrower and the Trust that the information contained in such financial statements fairly presents the financial position of the Trust and its Subsidiaries on the date thereof (which may be provided by inclusion in the Form 10-Q of the Trust filed with the SEC for such period and delivered to the Agent) (subject to year-end adjustments none of which shall be materially adverse and the absence of footnotes) (and the Borrower also shall deliver the foregoing for FPLP on a consolidated basis);
          (c) as soon as practicable, but in any event not later than ninety (90) days after the end of each of its fiscal years, a rent roll and operating statement in respect of each Eligible Unencumbered Property, certified by the chief financial or accounting officer of the Borrower as true and correct;
          (d) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, a rent roll and operating statement in respect of each Eligible Unencumbered Property, certified by the chief financial or accounting officer of the Borrower as true and correct;
          (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of Exhibit C-2 hereto signed by the chief financial or accounting officer of the Borrower, and setting forth in reasonable detail computations evidencing compliance with the covenants contained in §10;
          (f) promptly as they become available, a copy of each report submitted to the Borrower, the Trust or any of their respective subsidiaries by the Accountants in connection with each annual audit of the books of the Borrower, the Trust or such Subsidiary by such Accountants or in connection with any interim audit thereof pertaining to any phase of the business of the Borrower, the Trust or any such Subsidiary;
          (g) contemporaneously with (or promptly after) the filing or mailing thereof, copies of all material of a financial nature sent to the holders of any Indebtedness of the Borrower (other than the Loans) for borrowed money, to the extent that the information or disclosure contained in such material refers to or could reasonably be expected to have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group;
          (h) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of the Trust;
          (i) unless delivered pursuant to clauses (a) or (b) above, as applicable, as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Trust, copies of the Form 10-K statement filed by the Trust with the SEC for such fiscal year, and as soon as practicable, but in any event not later than fifty (50) days after the end of each fiscal quarter of the Trust copies of the Form 10-Q statement filed by the Trust with the SEC for such fiscal quarter, provided that, in either case, if the SEC has granted an extension for the filing of such statements, the Trust shall deliver such statements to the Agent within ten (10) days after the filing thereof with the SEC;
          (j) in the case of the Borrower and the Trust, as soon as practicable, but in any event not later than thirty (30) days prior to the end of each of their respective fiscal years, a business plan for the next fiscal year (including pro forma projections for such period);
          (k) if requested by the Agent, a certification by the chief financial or accounting officer of the Borrower of the state and federal taxable income of the Trust and its Subsidiaries as of the end of any applicable fiscal year;
          (l) [Reserved]; and
          (m) from time to time such other financial data and other information about the Borrower, the Trust, their respective Subsidiaries, the Real Estate Assets and the Partially-Owned Entities as the Agent or any Lender (through the Agent) may reasonably request. Without limitation of the foregoing, at the request of the Agent, the Borrower will deliver to the Agent information relating to (i) the determination of the existence or absence of a Disqualifying Environmental Event or a Disqualifying Structural Event, (ii) title to any Eligible Unencumbered Property and (iii) insurance coverage.
     §8.5 Notices.
          (a) Defaults. The Borrower and the Trust will, promptly after obtaining knowledge of the same, notify the Agent in writing (with copies to the Agent for each Lender) of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of (x) a claimed Default (whether or not constituting an Event of Default) under this Agreement or (y) a claimed failure by the Borrower, the Trust or any of their respective Subsidiaries, as applicable, to comply with any term, condition or provision of or under any note, evidence of Indebtedness, indenture or other obligation in excess of $20,000,000, individually or in the aggregate, in respect of Indebtedness that is Without Recourse and in excess of $2,000,000, individually or in the aggregate, in respect of Indebtedness that is Recourse, to which or with respect to which any of them is a party or obligor, whether as principal or surety, and such failure to comply would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof, the Borrower shall forthwith give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed failure to comply.

          (b) Environmental Events. The Borrower and the Trust will promptly give notice in writing to the Agent (with copies to the Agent for each Lender) (i) upon Borrower’s or the Trust’s obtaining knowledge of any material violation (as determined by the Borrower or the Trust in the exercise of its reasonable discretion) of any Environmental Law regarding any Real Estate Asset or Borrower’s or the Trust’s operations, (ii) upon Borrower’s or the Trust’s obtaining knowledge of any known Release of any Hazardous Substance at, from, or into any Real Estate Asset which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially affect the value of such Real Estate Asset, (iii) upon Borrower’s or the Trust’s receipt of any notice of material violation of any Environmental Laws or of any material Release of Hazardous Substances in violation of any Environmental Laws or any matter that may be a Disqualifying Environmental Event with respect to any of the Eligible Unencumbered Properties, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) Borrower’s or the Trust’s or any other Person’s operation of any Real Estate Asset, (B) contamination on, from or into any Real Estate Asset, or (C) investigation or remediation of off-site locations at which Borrower or the Trust or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances, or (iv) upon Borrower’s or the Trust’s obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which Borrower or the Trust or any Partially-Owned Entity may be liable or for which a lien may be imposed on any Real Estate Asset.
          (c) Notification of Claims against Eligible Unencumbered Properties. The Borrower will, and will cause each Subsidiary to, promptly upon becoming aware thereof, notify the Agent in writing (with copies to the Agent for each Lender) of any setoff, claims, withholdings or other defenses to which any of the Eligible Unencumbered Properties are subject, which (i) could reasonably be expected to have a material adverse effect on (x) the business, operations, assets, condition (financial or otherwise), properties or prospects of the Trust, FPLP or any other member of the Potomac Group, or (y) the value of any such Eligible Unencumbered Property, or (ii) with respect to such Eligible Unencumbered Property, constitute a Disqualifying Environmental Event, a Disqualifying Structural Event or a Lien subject to the bonding or insurance requirement of §9.2(vii).
          (d) Notice of Litigation and Judgments. The Borrower and the Trust will give notice to the Agent in writing (with copies to the Agent for each Lender) within three (3) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings an adverse determination in which could materially adversely affect FPLP, the Trust or any member of the Potomac Group, or any Eligible Unencumbered Property or to

which the Borrower, the Trust or any of their respective Subsidiaries is or is to become a party involving a claim against the Borrower, the Trust or any of their respective Subsidiaries that could reasonably be expected to have a materially adverse effect on the respective business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group or on the value or operation of the Eligible Unencumbered Properties and stating the nature and status of such litigation or proceedings. The Borrower and the Trust will give notice to the Agent and each of the Lenders, in writing, in form and detail reasonably satisfactory to the Agent, within three (3) days of any judgment not covered by insurance, final or otherwise, against the Borrower, the Trust or any of such Subsidiaries in an amount in excess of $1,000,000.
     §8.6 Existence of Borrower; Maintenance of Properties. The Borrower and the Trust will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its respective existence in its jurisdiction of organization and will do or cause to be done all things necessary to preserve and keep in full force all of its respective rights and franchises and those of its respective Subsidiaries which may be necessary to properly and advantageously conduct the businesses conducted by it. The Borrower (a) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate Assets owned or controlled by it, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity charter documents, and in any event, will keep all of the Real Estate Assets (for so long as such Real Estate Assets are owned by the Borrower or any of its Subsidiaries) in a condition consistent with the Real Estate Assets currently owned or controlled by the Borrower or its Subsidiaries, (b) will cause all of its other properties and those of its Subsidiaries (to the extent controlled by the Borrower) used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (c) will not permit the Trust to directly own or lease any Real Estate Asset, and (d) will, and will cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, all of the foregoing to the extent necessary to comply with the other terms and conditions set forth in this Agreement, and in the case of clauses (a) and (b) above. Without limitation of the foregoing, the business in which the Borrower and its Subsidiaries are engaged will be limited to the acquisition, development, ownership and operation of income-producing office, industrial and flex properties in the Mid-Atlantic United States and any business activities and Investments permitted under §9.3 incidental thereto.
     §8.7 Existence of the Trust; Maintenance of REIT Status of the Trust; Maintenance of Properties. The Trust will do or cause to be done all things necessary to preserve and keep in full force and effect the Trust’s existence as a Maryland corporation. The Trust will at all times (i) maintain its status as a REIT and not take any action which could lead to its disqualification as a REIT and (ii) continue to operate as a self-directed and self-administered REIT and be listed on a nationally-recognized stock exchange. The Trust will not engage in any business other than the business of acting as a REIT and serving as the general partner and limited partner of the Borrower and matters directly relating thereto, and shall (x) conduct all or substantially all of its business operations through the Borrower or through subsidiary partnerships or other entities in which the Borrower owns 100% of the economic interests and (y) own no real property or material personal property other than through its ownership interests in the Borrower. The Trust will (a) cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order, and supplied with all necessary equipment, (b) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Trust may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times and (c) cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, in each case under clauses (a), (b) and (c) above to the extent, in the good faith judgment of the Trust, necessary to properly and advantageously conduct the businesses being conducted by it.
     §8.8 Insurance. The Borrower and the Trust will maintain with respect to their other properties, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.
     §8.9 Taxes. The Borrower will, and will cause the Trust and each of their respective Subsidiaries to, pay or cause to be paid real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets before the same become delinquent and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon its sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of the Real Estate Assets; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or the Trust shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower or the Trust will pay all such taxes, assessments, charges, levies or claims forthwith prior to the consummation of proceedings to foreclose any lien that may have attached as security therefor. Promptly upon request by the Agent if required for bank regulatory compliance purposes or similar bank purposes, the Borrower will provide evidence of the payment of real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets in the form of receipted tax bills or other form reasonably acceptable to the Agent, or evidence of the existence of applicable contests as contemplated herein.
     §8.10 Inspection of Properties and Books. (a) Subject to the rights of tenants to limit or prohibit such access, as denoted in the applicable Leases, the Borrower and the Trust will permit the Agent or any of its designated representatives upon reasonable notice (which notice may be given orally or in writing and provided that no notice shall be required if a Default or Event of Default has occurred and is continuing), to visit and inspect any of the properties of the Borrower, the Trust or any of their respective Subsidiaries to examine the books of account of the Borrower, the Trust and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower, the Trust and their respective Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent may reasonably request.
          (b) The Borrower hereby agrees that each of the Lenders and the Agent (and each of their respective, and their respective affiliates’, employees, officers, directors, agents and advisors (collectively, “Representatives”) is, and has been from the commencement of discussions with respect to the facility established by the Agreement (the “Facility”), permitted to disclose to any and all Persons, without limitation of any kind, the structure and tax aspects (as such terms are used in Code sections 6011 and 6111) of the Facility, and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Lender or the Agent related to such structure and tax aspects. In this regard, the Lenders and the Agent intend that this transaction will not be a “confidential transaction” under Code sections 6011, 6111 or 6112, and the regulations promulgated thereunder. Neither Borrower, any Guarantor, nor any Subsidiary of any of the foregoing intends to treat the Loan or the transactions contemplated by this Agreement and the other Loan Documents as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). If the Borrower or the Guarantor determines to take any action inconsistent with such intention, the Borrower will promptly notify the Agent thereof. If the Borrower so notifies the Agent, the Borrower acknowledges that the Agent may treat the Loan as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Agent will maintain the lists and other records, including the identity of the applicable party to the Loan as required by such Treasury Regulation.
          (c) The Borrower hereby acknowledges that (a) the Agent and/or the Arranger will make available to the Lenders and the Fronting Bank materials and/or information provided by the Borrower hereunder by posting such materials on SyndTrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (w) all such materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” by Borrower which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking such materials “PUBLIC,” the Borrower shall be deemed to have authorized the Agent, the Arranger, the Fronting Bank and the Lenders to treat such materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws; (y) all such materials marked “PUBLIC” by Borrower are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Agent and the Arranger shall be entitled to treat any such materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform established for confidential non-public information and materials with respect to Borrower or its securities and not designated “Public Investor.” Notwithstanding the foregoing, Borrower shall be under no obligation to mark any such materials “PUBLIC.” In addition, Agent, Arranger, the Fronting Bank and the Lenders all agree to maintain all such materials (other than any such materials as are marked “PUBLIC”) in confidence and further agree that they shall not make any such materials available to any other Person (including, without limitation, other proposed Lenders and/or participants) unless and until such other Person agrees in writing to maintain such materials in confidence consistent with the terms hereof.
     §8.11 Compliance with Laws, Contracts, Licenses, and Permits. The Borrower and the Trust will comply with, and will cause each of their respective Subsidiaries to comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted that are material in any respect to the operation of their respective businesses in the ordinary course and consistent with past practices, including, without limitation, all such Environmental Laws and all such applicable federal and state securities laws, (b) the provisions of its partnership agreement or corporate charter and other Organizational Documents, as applicable, (c) all material agreements and instruments to which it is a party or by which it or any of its properties may be bound (including the Real Estate Assets and the Leases) and (d) all applicable decrees, orders, and judgments. If at any time while any Loan or Note or other Obligations is outstanding or the Lenders have any obligation to make Loans or issue Letters of Credit hereunder, any Permit shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower and the Trust and their respective Subsidiaries will immediately take or cause to be taken all reasonable steps within the power of the Borrower or the Trust, as applicable, to obtain such Permit and furnish the Agent with evidence thereof.
     §8.12 Use of Proceeds. Subject at all times to the other provisions of this Agreement, including without limitation §7.17, the Borrower will use the proceeds of the Loans solely to repay certain obligations under the Original Credit Agreement, to repay $10,000,000 of the principal outstanding under the 2007 Term Loan, to repay a portion of the principal outstanding under the 2008 Term

Loan at least equal to $15,000,000, to finance the acquisition, development and rehabilitation of Permitted Properties and for its working capital and general corporate purposes.
     §8.13 Additional Borrower; Solvency of Borrower; Removal of Borrower; Addition of Real Estate Asset to Unencumbered Pool.
          (a) (i) If, after the Closing Date, FPLP wishes to designate as an Eligible Unencumbered Property a Real Estate Asset that otherwise qualifies as an Eligible Unencumbered Property but is owned by a Person other than the Borrower, FPLP shall cause such Person (which Person must be a Wholly-owned Subsidiary of FPLP) to become a party to this Agreement and the other applicable Loan Documents prior to such Real Estate Asset becoming an Eligible Unencumbered Property hereunder. The liability of each Person which is from time to time a Borrower hereunder shall be joint and several with each other Borrower for all Obligations for so long as such Borrower is a Borrower hereunder (provided that FPLP shall at all times be a Borrower hereunder). (ii) At any time and from time to time, in connection with the sale or other permanent disposition or the refinancing with secured mortgage Indebtedness, but only for so long as no Default or Event of Default shall then exist, FPLP may notify Agent, in writing (each, a “Release Notice”), that the Borrower would like one (1) or more Eligible Unencumbered Properties to be removed from the Unencumbered Pool. Such Release Notice shall be accompanied by a Certificate of Compliance in the form of Exhibit C-3, evidencing compliance with §2.1 and §10 after giving effect to the requested release and a certification that no Default or Event of Default exists or would result from such removal. Upon the Agent’s receipt of such Release Notice and its satisfaction with the Certificate of Compliance, such Eligible Unencumbered Properties (each, a “Released Property”) shall be removed from the Unencumbered Pool and any Wholly owned Subsidiary which is the owner of a Released Property (and is not the owner of any other an Eligible Unencumbered Property) and which is then a Borrower (other than FPLP) hereunder shall be released from its obligations hereunder (including the Obligations). Notwithstanding the foregoing, in no event will any Eligible Unencumbered Property be permitted to be released hereunder without the approval of the Majority Lenders if, at the time of such release and after giving effect thereto, the Unencumbered Pool will have fewer than six (6) Real Estate Assets or the Value of Unencumbered Properties will be less than $100,000,000. (iii) FPLP will not permit any Borrower (other than FPLP) that owns any Eligible Unencumbered Property to have any Subsidiaries unless such Subsidiary’s business, obligations and undertakings are exclusively related to the business of such Borrower.
          (b) The Borrower and the Trust shall remain solvent at all times.
          (c) Prior to the addition of any Real Estate Asset to the Unencumbered Pool, the Borrower shall deliver to the Agent (i) a written request to add such Real Estate Asset to the Unencumbered Pool, (ii) the Joinder Documents, if applicable, (iii) a current rent roll and operating statement for such Real Estate Asset, (iv) a Certificate of Compliance in the form of Exhibit C-3 evidencing compliance with §2.1 and §10 after giving effect to the requested addition, and including a certification that such Real Estate Asset is not the subject of a Disqualifying Environmental Event or a Disqualifying Structural Event, and (v) any other documents, certificates, instruments or agreements reasonably requested by the Agent.
     Notwithstanding the preceding paragraph of this clause (c), if the Value of Unencumbered Properties exceeds $200,000,000, the Borrower need not deliver to the Agent the items referred to in this clause (c) prior to the inclusion of such Real Estate Asset in the Unencumbered Pool (except to the extent a Joinder Agreement and related Joinder Documents are required to add a new Borrower in accordance with the terms hereof), but shall deliver them when and as required under Section 8.4.
          (d) In the event the Borrower wishes to add a Real Estate Asset to the Unencumbered Pool which does not meet one or more of the Unencumbered Property Conditions or the provisions of §8.13(c), such Real Estate Asset may be included in the Unencumbered Pool with the approval of the Majority Lenders.
     §8.14 Further Assurances. The Borrower and the Trust will cooperate with the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.
     §8.15 Interest Rate Protection. In the event that the Borrower’s floating rate Indebtedness that is not otherwise subject to interest rate protection arrangements at any time exceeds twenty-five percent (25%) of Consolidated Gross Asset Value, the Borrower shall obtain and maintain in effect interest rate protection arrangements (by means of hedging techniques or vehicles such as interest rate swaps, interest rate caps, interest rate corridors or interest rate collars (or other mechanism approved by the Agent), in each case to be capped at a rate reasonably satisfactory to the Agent and otherwise in form and substance reasonably satisfactory to the Agent) (an “Interest Rate Protection Arrangement”) for a term and in an amount reasonably satisfactory to the Agent. Once obtained, the Borrower shall maintain such arrangements in full force and effect as provided therein, and shall not, without the approval of the Agent, modify, terminate, or transfer such arrangements during the period in which the Borrower’s floating rate Indebtedness exceeds twenty-five percent (25%) of Consolidated Gross Asset Value.
     §8.16 Environmental Indemnification. The Borrower and the Trust each covenants and agrees that it will indemnify and hold the Agent and each Lender, and each of their respective Affiliates, harmless from and against any and all claims, expense, damage, loss or liability incurred by the Agent or any Lender (including all reasonable costs of legal representation incurred by the Agent or any Lender, but excluding, as applicable, for the Agent or a Lender any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Agent or such Lender or any of their respective Affiliates) relating to (a) any Release or threatened Release of Hazardous Substances on any Real Estate Asset; (b) any violation of any Environmental Laws with respect to conditions at any Real Estate Asset or the operations conducted thereon; (c) the investigation or remediation of off-site locations at which the Borrower, the Trust or any of their respective Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (d) any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances relating to Real Estate Assets (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property). It is expressly acknowledged by the Borrower that, notwithstanding the introductory paragraph of this §8, this covenant of indemnification shall survive the repayment of the amounts owing under the Notes and this Agreement and the termination of this Agreement and the obligations of the Lenders hereunder and shall inure to the benefit of the Agent and the Lenders and their respective Affiliates, their respective successors, and their respective assigns under the Loan Documents permitted under this Agreement.
     §8.17 Response Actions. The Borrower covenants and agrees that if any Release or disposal of Hazardous Substances shall occur or shall have occurred on any Real Estate Asset owned directly or indirectly by the Borrower or the Trust, in violation of applicable Environmental Laws, the Borrower will cause the prompt containment and removal of such Hazardous Substances and remediation of such wholly-owned Real Estate Asset as necessary to comply with all Environmental Laws or to preserve the value of any applicable Eligible Unencumbered Property.
     §8.18 Environmental Assessments. If the Agent reasonably believes, after discussion with the Borrower and review of any environmental reports provided by the Borrower, that a Disqualifying Environmental Event has occurred with respect to any one or more of the Eligible Unencumbered Properties, whether or not a Default or an Event of Default shall have occurred, the Agent may, from time to time, for the purpose of assessing and determining whether a Disqualifying Environmental Event has in fact occurred, cause the Borrower to obtain one or more environmental assessments or audits of such Eligible Unencumbered Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (i) whether any Hazardous Substances are present in the soil or water at such Eligible Unencumbered Property and (ii) whether the use and operation of such Eligible Unencumbered Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Eligible Unencumbered Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and, if and to the extent reasonable, appropriate and required pursuant to applicable Environmental Laws, the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be at the sole cost and expense of the Borrower.
     §8.19 Employee Benefit Plans.
          (a) Notice. The Borrower and the Trust will notify the Agent (with copies to the Agent for each Lender) at least thirty (30) days prior to the establishment of any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan by any of them or any of their respective ERISA Affiliates other than those disclosed on Schedule 8.19 attached hereto or disclosed in the SEC Filings, and neither the Borrower nor the Trust will establish any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan which could reasonably be expected to have a material adverse effect on FPLP, the Trust or any member of the Potomac Group.
          (b) In General. Each Employee Benefit Plan maintained by the Borrower, the Trust or any of their respective ERISA Affiliates will be operated in compliance with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.
          (c) Terminability of Welfare Plans. With respect to each Employee Benefit Plan maintained by the Borrower, the Trust or any of their respective ERISA Affiliates which is an employee welfare benefit plan within the meaning of §3(l) or §3(2)(B) of ERISA, the Borrower, the Trust, or any of their respective ERISA Affiliates, as the case may be, shall have the right to terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without liability other than liability to pay claims incurred prior to the date of termination.
          (d) Unfunded or Underfunded Liabilities. The Borrower and the Trust will not at any time have accruing or accrued unfunded or underfunded liabilities with respect to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability.
     §8.20 No Amendments to Certain Documents. The Borrower and the Trust will not at any time cause or permit its certificate of limited partnership, agreement of limited partnership (including without limitation the Agreement of Limited Partnership of the Borrower), articles of incorporation, by-laws, operating agreement or other Organizational Documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Agent, if such changes could reasonably be expected to affect the Trust’s REIT status or otherwise adversely affect the rights of the Agent and the Lenders hereunder or under any other Loan Document.
§9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE TRUST. The Borrower and the Trust, on their own behalf and on behalf of their respective Subsidiaries, jointly and severally covenant and agree that neither the Borrower nor the Trust will:
     §9.1 Restrictions on Indebtedness. Create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:
          (a) Indebtedness to the Agent and the Lenders (and their respective Affiliates) arising under any of the Loan Documents;
          (b) current liabilities of the Borrower incurred in the ordinary course of business other than through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;
          (c) Indebtedness (other than relating to the Eligible Unencumbered Properties) in an aggregate amount not in excess of $250,000 in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of §8.9;
          (d) Indebtedness (other than relating to the Eligible Unencumbered Properties) in an aggregate amount not in excess of $1,000,000 in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review;
          (e) endorsements for collection, deposit or negotiation incurred in the ordinary course of business;
          (f) Secured Indebtedness of the Borrower incurred after the Closing Date, provided that: (i) such Indebtedness is Without Recourse to the Borrower or the Trust and is Without Recourse to any of the respective assets of any of the Borrower or the Trust other than to the specific Real Estate Asset or Assets acquired, refinanced or rehabilitated with the proceeds of such Indebtedness, except that, notwithstanding the foregoing, a portion of such Indebtedness at any time outstanding not in excess of fifteen percent (15%) of Consolidated Gross Asset Value may be Recourse Indebtedness of the Borrower so long as such Indebtedness is not secured by any Eligible Unencumbered Property or a pledge of the equity of any Subsidiary that owns an Eligible

Unencumbered Property, (ii) at the time any such Indebtedness is incurred and after giving effect thereto, there exists no Default or Event of Default hereunder and (iii) such Indebtedness, in the aggregate, does not exceed forty-five percent (45%) of Consolidated Gross Asset Value;
          (g) contingent liabilities of the Borrower disclosed in the financial statements referred to in §7.4 or on Schedule 9.1(g) hereto, and such other contingent liabilities of the Borrower having a combined aggregate potential liability of not more than $1,000,000 at any time; and
          (h) Indebtedness of the Borrower for the purchase price of capital assets (other than Real Estate Assets but including Indebtedness in respect of Capitalized Leases) incurred in the ordinary course of business, provided that the aggregate principal amount of Indebtedness permitted by this clause (h) shall not exceed $500,000 at any time outstanding.
     Notwithstanding the foregoing, in no event shall the Borrower, the Trust or any of their respective Subsidiaries incur or have outstanding unhedged variable rate Indebtedness in excess of twenty-five percent (25%) of Consolidated Gross Asset Value.
     It is understood and agreed that the provisions of this §9.1 shall not apply to Indebtedness of any Partially Owned Entity which is Without Recourse to the Borrower or the Trust, or any of their respective assets.
     The terms and provisions of this §9.1 are in addition to, and not in limitation of, the covenants set forth in §10.
     §9.2 Restrictions on Liens, Etc. (a) Create or incur or suffer to be created or incurred or to exist any lien, mortgage, pledge, attachment, security interest or other rights of third parties of any kind upon any of the Eligible Unencumbered Properties or upon the Equity Interests of FPLP or any other Borrower, whether now owned or hereafter acquired, or upon the income or profits therefrom or the Distributions attributable thereto; (b) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement in connection with the operation of the Eligible Unencumbered Properties; (c) suffer to exist with respect to the Eligible Unencumbered Properties, any taxes, assessments, governmental charges and claims for labor, materials and supplies for which payment thereof is not being contested or for which payment notwithstanding a contest is required to be made in accordance with the provisions of §8.9 and has not been timely made; or (d) sell, assign, pledge or otherwise transfer for security any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse, relating to the Eligible Unencumbered Properties (the foregoing types of liens and encumbrances described in clauses (a) through (d) being sometimes referred to herein collectively as “Liens”), provided that the Borrower may create or incur or suffer to be created or incurred or to exist:

     (i) Liens securing taxes, assessments, governmental charges or levies which are not yet due and payable or which are not yet required to be paid under §8.9;
     (ii) Liens arising out of deposits or pledges made in connection with, or to secure payment of, worker’s compensation, unemployment insurance, old age pensions or other social security obligations; and deposits with utility companies and other similar deposits made in the ordinary course of business;
     (iii) Liens (other than affecting the Eligible Unencumbered Properties) in respect of judgments or awards, the Indebtedness with respect to which is not prohibited by §9.1(d);
     (iv) Encumbrances on properties consisting of easements, rights of way, covenants, zoning and other land-use restrictions, building restrictions, restrictions on the use of real property and defects and irregularities in the title thereto; landlord’s or lessor’s Liens under Leases to which the Borrower is a party or bound; purchase options granted at a price not less than the market value of such property; and other minor Liens or encumbrances on properties, none of which interferes materially and adversely with the use of the property affected in the ordinary conduct of the business of the Borrower, and which matters (x) do not individually or in the aggregate have a material adverse effect on the business of FPLP, the Trust or any member of the Potomac Group and (y) do not make title to such property unmarketable by the conveyancing standards in effect where such property is located;
     (v) any Leases entered into in the ordinary course of business;
     (vi) as to Real Estate Assets which are acquired after the date of this Agreement, Liens and other encumbrances or rights of others which exist on the date of acquisition and which do not otherwise constitute a breach of this Agreement; provided that nothing in this clause (vi) shall be deemed or construed to permit an Eligible Unencumbered Property to be subject to a Lien to secure Indebtedness;
     (vii) Liens affecting the Eligible Unencumbered Properties in respect of judgments or awards that are under appeal or have been in force for less than the applicable period for taking an appeal, so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being diligently prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review; provided that the Borrower shall have obtained a bond or insurance or made other arrangements with respect thereto, in each case reasonably satisfactory to the Agent;
     (viii) Liens securing Indebtedness for the purchase price of capital assets (other than Real Estate Assets but including Indebtedness in respect of Capitalized Leases for equipment and other equipment leases) to the extent not otherwise prohibited by §9.1; and
     (ix) other Liens (other than affecting the Eligible Unencumbered Properties) in connection with any Indebtedness permitted under §9.1.
     Nothing contained in this §9.2 shall restrict or limit the Borrower or any of their respective Wholly-owned Subsidiaries from creating a Lien on any Real Estate Asset which is not an Eligible Unencumbered Property and otherwise in compliance with the other terms of this Agreement.
     The Trust shall not create or incur or suffer to be created or incurred any Lien on any of its directly-owned properties or assets, including, in any event, its general partner interests and limited partner interests in the Borrower.
     §9.3 Restrictions on Investments. Make or permit to exist or to remain outstanding any Investment except, with respect to the Borrower and its Subsidiaries only, Investments in:
          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase (including investments in securities guaranteed by the United States of America such as securities in so called “overseas private investment corporations”);
          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;
          (c) securities commonly known as “commercial paper” issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than “P 1” if rated by Moody’s, and not less than “A 1” if rated by S&P;

          (d) Investments existing on the Closing Date and listed in the financial statements referred to in §7.4;
          (e) other Investments hereafter in connection with the acquisition and development of Permitted Properties by the Borrower or any Wholly-owned Subsidiary of the Borrower, provided that the aggregate amounts actually invested by Borrower (or if not invested directly by Borrower, actually invested by an Affiliate of the Borrower for which the Borrower has any funding obligation) and such Wholly-owned Subsidiary at any time in Real Estate Assets under Development (including all development costs) will not exceed ten percent (10%) of the Consolidated Gross Asset Value at the time of any such Investment; and Investments in raw land intended to be developed by the Borrower or any Wholly-owned Subsidiary of the Borrower for use as a Permitted Property, provided that the aggregate amounts actually invested by Borrower (or if not invested directly by Borrower, actually invested by an Affiliate of the Borrower for which the Borrower has any funding obligation) and such Wholly-owned Subsidiary at any time in raw land will not exceed five percent (5%) of the Consolidated Gross Asset Value at the time of any such Investment;
          (f) any Investments now or hereafter made in any Wholly-owned Subsidiary; and Investments now or hereafter made in any Partially-Owned Entity (or other Person for which the Borrower has any funding obligation) so long as such Investment is made in connection with Permitted Properties and provided that the aggregate amounts actually invested by Borrower (or if not invested directly by Borrower, actually invested by an Affiliate of the Borrower for which the Borrower has any funding obligation) and such Wholly-owned Subsidiary at any time in any Partially-Owned Entity (or other such Person) will not exceed twenty percent (20%) of the Consolidated Gross Asset Value at the time of any such Investment; and
          (g) Investments in respect of (1) equipment, inventory and other tangible personal property acquired in the ordinary course of business, (2) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (3) advances in the ordinary course of business to employees for travel expenses, drawing accounts and similar expenditures, (4) prepaid expenses made in the ordinary course of business.
          (h) Investments by the Borrower in Mortgage Notes, provided that the aggregate investment in such Mortgage Notes will not exceed five percent (5%) of the Consolidated Gross Asset Value at the time of any such Investment.
     In no event shall the aggregate of Investments made pursuant to subclauses (e), (f), (g) and (h) above exceed twenty-five percent (25%) of Consolidated Gross Asset Value at any time.

     Notwithstanding the foregoing, the Trust shall be permitted to make and maintain Investments in the Borrower and the Trust shall contribute to the Borrower, promptly upon, and in any event within 3 Business Days of, the Trust’s receipt thereof, 100% of the aggregate proceeds received by the Trust in connection with any offering of stock or debt in the Trust (net of fees and expenses customarily incurred in such offerings).
     §9.4 Merger, Consolidation and Disposition of Assets; Assets of the Trust.
          (a) Become a party to any merger, consolidation, spin-off or other material business change without the prior written approval of the Majority Lenders (other than (x) the merger or consolidation of one or more Wholly-owned Subsidiaries with and into the Borrower or (y) the merger or consolidation of two or more Wholly owned Subsidiaries of the Borrower; so long as, in each case, no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger or consolidation); or
          (b) sell, transfer or otherwise dispose of any Real Estate Assets or other property, including any equity interest in any Person in any one or more transactions in any 12-month period having a sales price (net of any Indebtedness secured by a Lien on such Real Estate Assets, if any), in an amount in excess of twenty percent (20%) of Consolidated Gross Asset Value (collectively and individually, “Sell” or a “Sale”) or grant a Lien to secure Indebtedness (an “Indebtedness Lien”) in any one or more transactions in a 12-month period in an amount in excess of twenty percent (20%) of Consolidated Gross Asset Value unless, in each such event, the Majority Lenders have given their prior written consent thereto. In addition, prior to any Sale or grant of an Indebtedness Lien, the Borrower shall have provided to the Agent (with copies to the Agent for each Lender) a compliance certificate in the form of Exhibit C-3, hereto signed by the chief financial officer or chief accounting officer of the Borrower, setting forth in reasonable detail computations evidencing compliance with the covenants contained in §10 hereof and certifying that no Default or Event of Default would exist or occur and be continuing after giving effect to all such proposed Sales or Indebtedness Liens (and the use of proceeds of such Sales or Indebtedness Liens to pay Indebtedness outstanding hereunder).
     §9.5 Compliance with Environmental Laws. (a) Use any of the Real Estate Assets or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances except for quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate Assets any underground tank or other underground storage receptacle for Hazardous Substances except in compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate Assets except in compliance with Environmental Laws, or (d) conduct any activity at any Real Estate Asset or use any Real Estate Asset in any manner so as to cause a Release in violation of applicable Environmental Laws.

     §9.6 Distributions.
          (a) The Borrower will not make or declare (i) annual Distributions in excess of 95% of “funds from operations”; or (ii) any Distributions during any period after any monetary Event of Default has occurred; provided, however, (a) that the Borrower may at all times (including while an Event of Default is continuing) make Distributions to the extent (after taking into account all available funds of the Trust from all other sources) required in order to enable the Trust to continue to qualify as a REIT and (b) in the event that the Borrower cures any such Event of Default in clause (ii) above and the Agent has accepted such cure prior to accelerating the Loan, the limitation of clause (ii) above shall cease to apply with respect to such Event of Default.
          (b) The Trust will not, during any period when any monetary Event of Default has occurred and is continuing, make any Distributions in excess of the minimum Distributions required to be made by the Trust in order to maintain its status as a REIT.
     §9.7 Government Regulation. The Borrower and the Trust shall not, and shall not permit any of their respective Subsidiaries to, (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits the Agent or any Lender from making any advance or extension of credit to the Borrower or from otherwise conducting business with the Borrower, or (b) fail to provide documentary and other evidence of the Borrower’s identity as may be requested by the Agent or any Lender at any time to enable the Agent or any Lender to verify the Borrower’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.
§10. FINANCIAL COVENANTS; COVENANTS REGARDING ELIGIBLE UNENCUMBERED PROPERTIES. The Borrower and the Trust, on their own behalf and on behalf of their respective Subsidiaries, jointly and severally covenant and agree that:
     §10.1 Consolidated Total Leverage Ratio. At any time, (i) from the Closing Date through the fiscal quarter ending September 30, 2010, Consolidated Total Indebtedness as at the last day of the each fiscal quarter shall not exceed sixty-five percent (65%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter, (ii) for the fiscal quarter ending December 31, 2010 through the fiscal quarter ending September 30, 2011, Consolidated Total Indebtedness as at the last day of each fiscal quarter shall not exceed sixty-two and one half of one percent (62.5%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter, and (iii) for each fiscal quarter ending on or after December 31, 2011, Consolidated Total Indebtedness as at the last day of the applicable fiscal quarter shall not exceed sixty percent (60%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter. This covenant shall be tested quarterly as of the last day of the applicable quarter.
     §10.2 Consolidated Debt Yield. As at the end of any fiscal quarter (i) from the Closing Date through the fiscal quarter ending September 30, 2010, the Consolidated Debt Yield shall not be less than ten percent (10%), (ii) for the fiscal quarter ending December 31, 2010 through the fiscal quarter ending September 30, 2011, the Consolidated Debt Yield shall not be less than ten and one half of one percent (10.5%), and (iii) for each fiscal quarter ending on or after December 31, 2011, the Consolidated Debt Yield shall not be less than eleven percent (11%).
     §10.3 Fixed Charge Coverage Ratio. As at the end of any fiscal quarter, the ratio of (i) Adjusted EBITDA for the four consecutive fiscal quarters ending on the last day of such fiscal quarter to (ii) Consolidated Fixed Charges for the four consecutive fiscal quarters ending on the last day of such fiscal quarter must exceed 1.50 to 1.0.
     §10.4 Net Worth. As at the end of any fiscal quarter or any other date of measurement, the Consolidated Tangible Net Worth of the Borrower and its Subsidiaries shall not be less than the sum of (i) $370,000,000 plus (ii) 80% of the aggregate proceeds received by the Trust (net of fees and expenses customarily incurred in transactions of such type) in connection with any offering of stock in the Trust, plus (iii) 80% of the aggregate value of operating units issued by the Borrower in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after the Closing Date and on or prior to the date such determination of Consolidated Net Worth is made.
     §10.5 Unencumbered Pool Leverage. As at the end of any fiscal quarter or any other date of measurement, (i) from the Closing Date through the fiscal quarter ending September 30, 2010, the Borrower shall not permit Unsecured Consolidated Total Indebtedness as at the last day of each fiscal quarter to exceed 65% of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter, (ii) for the fiscal quarter ending December 31, 2010 through the fiscal quarter ending September 30, 2011, the Borrower shall not permit Unsecured Consolidated Total Indebtedness as at the last day of each fiscal quarter to exceed sixty-two and one half of one percent (62.5%) of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter, and (iii) for each fiscal quarter ending on or after December 31, 2011, the Borrower shall not permit Unsecured Consolidated Total Indebtedness as at the last day of any fiscal quarter to exceed sixty percent (60%) of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter. For purposes of the covenant set forth in this §10.5, any New Mezzanine Debt incurred by the Borrower after the date hereof shall be deemed to be Unsecured Consolidated Total Indebtedness.

     §10.6 Unencumbered Pool Interest Coverage Ratio. As of the end of any fiscal quarter, the ratio of (i) Adjusted Net Operating Income for the applicable quarter, annualized; divided by (ii) the Unsecured Interest Expense for the applicable quarter, annualized, shall not be less than 1.75 to 1.0.
     §10.7 Occupancy. Eligible Unencumbered Properties (other than any Real Estate Asset Under Development included in the Unencumbered Pool) shall at all times maintain a stabilized occupancy of 80% in the aggregate, provided that (i) any Eligible Unencumbered Property acquired after the date hereof during the first half of any quarter shall be excluded from the foregoing calculation for the fiscal quarter in which it was acquired and for the immediately following fiscal quarter, and (ii) any Eligible Unencumbered Property acquired after the date hereof during the last half of any quarter shall be excluded from the foregoing calculation for the fiscal quarter in which it was acquired and for the immediately two following fiscal quarters.
§11. [Reserved.]
§12. CONDITIONS TO THE FIRST ADVANCE. The obligations of any Lender to make the initial Revolving Credit Loans and of the Fronting Bank to issue any initial Letters of Credit (and to maintain the existing outstanding Loans and Letters of Credit) shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date with, in each instance, the Agent, acting on behalf of the Lenders, having approved in its sole discretion each matter submitted to it in compliance with such conditions:
     §12.1 Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.
     §12.2 Certified Copies of Organization Documents. The Agent shall have received (i) from the Borrower a copy, certified as of a recent date by a duly authorized officer of the Trust, in its capacity as general partner of the Borrower, to be true and complete, of the Agreement of Limited Partnership of FPLP and any other Organizational Document or other agreement governing the rights of the partners or other equity owners of the Borrower, and (ii) from the Trust a copy, certified as of a recent date by the appropriate officer of the State of Maryland to be true and correct, of the corporate charter of the Trust, in each case along with any other organization documents of the Borrower or the Trust and their respective general partners, as the case may be, and each as in effect on the date of such certification.
     §12.3 By-laws; Resolutions. All action on the part of the Borrower and the Trust necessary for the valid execution, delivery and performance by the Borrower and the Trust of this Agreement and the other Loan Documents to which any of them is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Trust true copies of its by-laws and the resolutions adopted by its board of directors or trustees authorizing the transactions described herein and evidencing the due authorization, execution and delivery of the Loan Documents to which the Trust and/or the Borrower is a party, each certified by the secretary as of a recent date to be true and complete.
     §12.4 Incumbency Certificate; Authorized Signers. The Agent shall have received from the Trust an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Trust and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower and the Trust, as the case may be, each of the Loan Documents to which the Borrower or the Trust is or is to become a party; (b) to make Loan and Conversion Requests on behalf of the Borrower and (c) to give notices and to take other action on behalf of the Borrower or the Trust, as applicable, under the Loan Documents.
     §12.5 Opinion of Counsel Concerning Organization and Loan Documents. Each of the Lenders and the Agent shall have received favorable opinions addressed to the Lenders and the Agent in form and substance reasonably satisfactory to the Lenders and the Agent from Armstrong Teasdale LLP and, if any, state specific local counsel who are reasonably satisfactory to Agent, each as counsel to the Borrower, the Trust and their respective Subsidiaries, with respect to applicable law.
     §12.6 Guaranty. The Guaranty shall have been duly executed and delivered by the Trust.
     §12.7 Financial Analysis of Eligible Unencumbered Properties. Each of the Lenders shall have completed to its satisfaction, a financial analysis of each Eligible Unencumbered Property.
     §12.8 Inspection of Eligible Unencumbered Properties. The Agent shall have completed to its satisfaction an inspection of the Eligible Unencumbered Properties at the Borrower’s expense. The Agent shall distribute to the Lenders any written reports resulting from any such inspections.
     §12.9 Certifications from Government Officials; UCC 11 Reports. The Agent shall have received (i) long form certifications from government officials evidencing the legal existence, good standing and foreign qualification of the Borrower and the Trust, along with a certified copy of the certificate of limited partnership of the Borrower, all as of the most recent practicable date; and (ii) UCC 11 search results from the appropriate jurisdictions for the Borrower and the Trust.
     §12.10 Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the Lenders and to the Agent’s counsel, and the Agent, each of the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.
     §12.11 Fees. The Borrower shall have paid to the Agent, for the accounts of the Lenders or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement or any separate fee letter entered into by the Borrower and the Trust and the Agent.
     §12.12
     §12.13
     §12.14
     §12.15 Closing Certificate. The Borrower and the Guarantor shall have delivered a Closing Certificate to the Agent, in form and substance satisfactory to the Agent, including, without limitation, (i) a certification that as of the Closing Date, the Borrower is not in default under any Indebtedness, (ii) that there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrower or the Trust since June 30, 2009, or in the facts and information regarding the Borrower the Trust and their respective Subsidiaries as provided to the Agent and the Lenders to date and (iii) that no event of default or unmatured event of default has occurred under any of the Borrower’s or the Trust’s (or their respective Subsidiaries) financial obligations in effect on the Closing Date, both before and after giving effect to the making of the Loans hereunder.
     §12.16 Other Debt Prepayments. The Borrower shall (i) use at least $15,000,000 of the proceeds of the Loans made on the Closing Date to repay a portion of the outstanding principal under the 2008 Term Loan (and the Borrower shall request the release of unencumbered properties supporting such $15,000,000 of outstanding principal from the 2008 Term Loan) and (ii) repay the 2007 Term Loan by not more than $10,000,000 on the date hereof.
     §12.17 2007 Term Loan. The Borrower shall have entered into an amendment to the 2007 Term Loan reflecting a maturity date of January 15, 2014 for at least a $10,000,000 principal portion of the 2007 Term Loan.
     §12.18
     §12.19
     §12.20
     §12.21
     §12.22 Other Matters. The Borrower and the Guarantor shall have delivered to the Agent, in form and substance satisfactory to the Agent, such other information, documents, certificates and other items reasonably requested by the Agent.
§13. CONDITIONS TO ALL BORROWINGS. The obligations of any Lender to make any Loan, and of the Fronting Bank to issue any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:
     §13.1 Representations True; No Event of Default; Compliance Certificate. Each of the representations and warranties made by or on behalf of the Borrower, the Trust or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Loan, and the issuance, extension or renewal of any Letter of Credit, with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Completed Loan Request or on the Drawdown Date of any Loan or Letter of Credit.
     §13.2 No Legal Impediment. No change shall have occurred any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Agent or any Lender or the Fronting Bank would make it illegal for any Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or, in the reasonable opinion of the Agent, would make it illegal to issue, extend or renew such Loan or Letter of Credit.
     §13.3 Governmental Regulation. Each Lender shall be satisfied that the making of such Loan or participation in the issuance, extension or renewal of such Letter of Credit is in compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.
     §13.4 Borrowing Documents. In the case of any request for a Revolving Credit Loan or a Letter of Credit, the Agent shall have received the Completed Loan Request and required certificates.
     §13.5 [Reserved.]
     §13.6 New Unencumbered Pool Property. To the extent the Completed Loan Request is for a funding based upon any new Real Estate Asset being part of the Unencumbered Pool, the Agent shall have determined that the Unencumbered Property Conditions and the terms of Section 8.13(c) have been satisfied with respect to such Real Estate Asset.
     §13.7 Continued Compliance. To the extent deemed applicable by the Agent, the conditions of Section 12 shall remain or be satisfied.
§14. EVENTS OF DEFAULT; ACCELERATION; ETC.
     §14.1 Events of Default and Acceleration. If any of the following events (“Events of Default”) shall occur:
          (a) the Borrower shall fail to pay any principal of any Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents or any fee letter (including, without limitation, amounts due under §8.16) when the same shall become due and payable, and such failure continues for three (3) days;
          (c) the Borrower, the Trust or any of their respective Subsidiaries shall fail to comply, or to cause the Trust to comply, as the case may be, with any of the respective covenants contained in the following: §8.1 (except with respect to principal, interest and other sums covered by clauses (a) or (b) above); §8.2; §§8.4 through §8.10, inclusive; §8.12; §8.13; §8.15; §8.19; §8.20; §9; and §10;
          (d) the Borrower, the Trust or any of their respective Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this §14) and such failure continues for thirty (30) days;
          (e) any representation or warranty made by or on behalf of the Borrower, the Trust or any of their respective Subsidiaries in this Agreement or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;
          (f) the Borrower, the Trust or any of its Subsidiaries or, to the extent of Recourse to the Borrower, the Trust or such Subsidiaries thereunder, any Partially-Owned Entity or other of their respective Affiliates, shall fail to pay at maturity, or within any applicable period of grace, any Indebtedness for borrowed money or credit received or in respect of any Capitalized Leases, which is in excess of (i) $25,000,000, either individually or in the aggregate, if such Indebtedness is Without Recourse and (ii) $5,000,000, either individually or in the aggregate, if such Indebtedness is Recourse, or fail to observe or perform any material term, covenant, condition or agreement contained in any agreement, document or instrument by which it is bound evidencing, securing or otherwise relating to such Indebtedness or Recourse obligations, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time (after the giving of appropriate notice if required) as would permit the holder or holders thereof or of any obligations issued thereunder in excess of (i) $25,000,000, either individually or in the aggregate, if such Indebtedness is without Recourse and (ii) $5,000,000, either individually or in the aggregate, if such Indebtedness is Recourse, to accelerate the maturity thereof;
          (g) any of FPLP, the Trust or any of their respective Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of FPLP, the Trust or any of their respective Subsidiaries or of any substantial part of the properties or assets of any of such parties or shall commence any case or other proceeding relating to any of the FPLP, the Trust or any of their respective Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of FPLP, the Trust or any of their respective Subsidiaries and (i) any of FPLP, the Trust or any of their respective Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or (ii) any such petition, application, case or other proceeding shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) days;
          (h) a decree or order is entered appointing any trustee, custodian, liquidator or receiver or adjudicating any of FPLP, the Trust or any of their respective Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of FPLP, the Trust or any of their respective Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted;
          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any uninsured final judgment against any of FPLP, the Trust or any of their respective Subsidiaries that, with other outstanding uninsured final judgments, undischarged, unsatisfied and unstayed, against any of such parties exceeds in the aggregate $2,000,000;
          (j) any of the Loan Documents or any material provision of any Loan Document shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries or the Trust or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof;
          (k) any “Event of Default” or default (after notice and expiration of any period of grace, to the extent provided, as defined or provided in any of the other Loan Documents, shall occur and be continuing;
          (l) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries or the Trust or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $2,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;
          (m) subject to the Borrower’s ability to remove Real Estate Assets from the Unencumbered Pool in accordance with the provisions set forth below in this §14, the failure of any of the Real Estate Assets being included from time to time as part of the Unencumbered Pool to comply with any of the conditions set forth in the definition of Eligible Unencumbered Properties;
          (n) the occurrence of any transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of the Trust ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors or Board of Trustees of the Trust, who did not have such power before such transaction; or during any twelve-month period on or after the Closing Date, individuals who at the beginning of such period constituted the Board of Trustees of the Trust (together with any new directors whose election by the Board of Trustees or whose nomination for election by the shareholders of the Trust was approved by a vote of at least a majority of the members of the Board of Trustees then in office who either were members of the Board of Trustees at the beginning of such period or whose election or nomination for election was previously so approved) ceased for any reason to constitute a majority of the members of the Board of Trustees of the Trust then in office; or
          (o) without limitation of the other provisions of this §14.1, the Trust shall at any time fail to be the sole general partner of FPLP (or enters into any agreement to permit any other Person to acquire a general partner interest in FPLP) or shall at any time be in contravention of any of the requirements contained in the last paragraph of §9.2 hereof, or §9.3 (including, without limitation, the last paragraph of §9.3); or
          (p) the Borrower shall make any principal payment under the 2007 Term Loan at a time when the Minimum Liquidity does not equal or exceed the Minimum Liquidity Threshold (after giving effect to such principal payment);
     then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Lenders shall, declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the

Borrower, the Trust and each of their respective Subsidiaries; provided that in the event of any Event of Default specified in §14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Lenders or the Agent or action by the Lenders or the Agent.
     Notwithstanding the foregoing provisions of this §14.1, in the event of a Default or Event of Default arising as a result of the inclusion of any Real Estate Asset in the Unencumbered Pool at any particular time of reference, if such Default or Event of Default is capable of being cured by the exclusion of such Real Estate Asset from the Unencumbered Pool in accordance with, and subject to, §8.13 and with all other covenant calculations under §10 or otherwise, the Borrower shall be permitted a period not to exceed five (5) days to submit to the Agent (with copies to the Agent for each Lender) a compliance certificate in the form of Exhibit C hereto evidencing compliance with §2.1 and with all of the covenants set forth in §10 (with calculations evidencing such compliance after excluding from Adjusted Net Operating Income all of the Adjusted Net Operating Income generated by the Real Estate Asset to be excluded from the Unencumbered Pool) and with the Unencumbered Property Conditions, and otherwise certifying that, after giving effect to the exclusion of such Real Estate Asset from the Unencumbered Pool, no Default or Event of Default will be continuing.
     §14.2 Termination of Commitments. If any one or more Events of Default specified in §14.1(g) or §14.1(h) shall occur, any unused portion of the Commitments or other commitments to extend credit hereunder shall forthwith terminate and the Lenders shall be relieved of all obligations to make Loans to the Borrower and the Agent and the Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Agent may, and upon the request of the Majority Lenders shall, terminate the unused portion of the Commitments or other commitment to extend credit hereunder. No such termination of the Commitments or other commitment to extend credit hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to the Agent or the Lenders arising under other agreements or instruments.
     §14.3 Remedies. In the event that one or more Events of Default shall have occurred and be continuing, whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to §14.1, the Majority Lenders may direct the Agent to proceed to protect and enforce the rights and remedies of the Agent and the Lenders under this Agreement, the Notes, any or all of the other Loan Documents or under applicable law by suit in equity, action at law or other appropriate proceeding (including for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, to the full extent permitted by applicable law, the obtaining of the ex parte appointment of a receiver), and, if any amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right or remedy of the Agent and the Lenders under the Loan Documents or applicable law. No remedy herein conferred upon the Lenders or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.
§15. SECURITY INTEREST AND SET-OFF.
     §15.1 Security Interest. Borrower hereby grants to the Agent, on behalf of and for the benefit of the Lenders, and to each Lender, a lien, security interest and right of setoff as security for all liabilities and obligations to the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Agent or any Lender or any entity under the control of KeyCorp. and its successors and assigns, or in transit to any of them.
     §15.2 Set-Off and Debit. (i) If any Event of Default or other event which would entitle the Agent to accelerate the Loans occurs, or (ii) at any time, whether or not any Default or Event of Default exists, in the event any attachment, trustee process, garnishment, or other levy or lien is, or is sought to be, imposed on any property of the Borrower; then, in any such event, any such deposits, balances or other sums credited by or due from the Agent or any Lender, or from any such affiliate of the Agent or any Lender, to the Borrower may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, debited and appropriated, and applied by the Agent or any Lender, as the case may be, against any or all of the Obligations irrespective of whether demand shall have been made and although such Obligations may be unmatured, in such manner as the Agent or the applicable Lender in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, debit or appropriation and application, the Agent agrees to notify the Borrower thereof, provided that the failure to give such notice shall not affect the validity of such set off, debit or appropriation and application. ANY AND ALL RIGHTS TO REQUIRE THE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to indebtedness of the Borrower to such Lender, other than the obligations evidenced by the Note held by such Lender, such amount shall be applied ratably to such other indebtedness and to the obligations evidenced by the Note held by such Lender, and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Note held by such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Note held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Note held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.
     §15.3 Right to Freeze. The Agent and each of the Lenders shall also have the right, at its option, upon the occurrence of any event which would entitle the Agent or any Lender to set off or debit as set forth in §15.2, to freeze, block or segregate any such deposits, balances and other sums so that the Borrower may not access, control or draw upon the same.
     §15.4 Additional Rights. The rights of the Agent, the Lenders and each affiliate of Administrative Agent and each of the Lenders under this Section 15 are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which the Agent or any Lender may have.
§16. THE AGENT.
     §16.1 Authorization. (a) The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Lenders is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee or fiduciary for any Lender.
          (b) The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Lenders to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Lenders. The Lenders shall notify Borrower of any successor to Agent by a writing signed by Majority Lenders, which successor shall be reasonably acceptable to the Borrower so long as no Default or Event of Default has occurred and is continuing. The Borrower acknowledges that any Lender which acquires KeyBank is acceptable as a successor to the Agent.

     §16.2 Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.
     §16.3 No Liability. Neither the Agent, nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent may be liable for losses due to its willful misconduct or gross negligence, as finally determined by a court of competent jurisdiction.
     §16.4 No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes or any of the other Loan Documents or for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Trust or the Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements in this Agreement or the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or the Trust or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial condition of the Borrower or any of its Subsidiaries or the Trust or any of the Subsidiaries or any tenant under a Lease or any other entity. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.
     §16.5 Payments.
          (a) A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender on the date received, if before 1:00 p.m. (Cleveland, Ohio time), and if after 1:00 p.m. (Cleveland, Ohio time), on the next Business Day. The Agent agrees to distribute to each Lender such Lender’s pro rata share of payments received by the Agent for the accounts of all the Lenders, as provided herein or in any of the other Loan Documents. All such payments by the Agent to the Lenders shall be made on the date received, if before 1:00 p.m., and if after 1:00 p.m., on the next Business Day.
          (b) If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, provided that the Agent shall invest any such undistributed amounts in overnight obligations on behalf of the Lenders and interest thereon shall be paid pro rata to the Lenders. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.
          (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or its participation in one or more Swingline Loans or (ii) to adjust promptly such Lender’s outstanding principal and its pro rata Commitment Percentage as provided in §2.1, shall be deemed delinquent (a “Delinquent Lender”) and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. If not previously satisfied directly by the Delinquent Lender, a Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders, the Lenders’ respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Commitment of any Delinquent Lender shall be excluded for purposes of making a determination of Majority Lenders or Unanimous Lender Approval. At the written request of the Borrower, the Agent or, with the consent of the Agent, any Lender or an Eligible Assignee, shall have the right (but not the obligation) to purchase from any Delinquent Lender, and each Delinquent Lender shall, upon such request, sell and assign to the Agent, such Lender or such Eligible Assignee, all of the Delinquent Lender’s outstanding Loans and participations in Letters of Credit and Swingline Loans hereunder. Such sale shall be consummated promptly after the Agent has arranged for a purchase by the Agent, a Lender or an Eligible Assignee pursuant to an Assignment and Assumption, and at a price equal to the outstanding principal balance of the Delinquent Lender’s Loans plus accrued interest and fees, without premium or discount.
     §16.6 Holders of Notes. The Agent may deem and treat the payee of any Notes or the Purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.
     §16.7 Indemnity. The Lenders ratably and severally agree hereby to indemnify and hold harmless the Agent and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by §17), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent’s actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent’s willful misconduct or gross negligence, as finally determined by a court of competent jurisdiction.
     §16.8 Agent as Lender. In its individual capacity as a Lender, KeyBank shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participation, as it would have were it not also the Agent.
     §16.9 Notification of Defaults and Events of Default. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this §16.9 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.
     §16.10 Duties in Case of Enforcement. In the case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, at the request, or may, upon the consent, of the Majority Lenders, and provided that the Lenders have given to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Loan Agreement and the other Loan Documents and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Majority Lenders. The Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Majority Lenders, and such instruction shall be binding upon all the Lenders. The Majority Lenders may direct the Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to severally indemnify and hold the Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent’s compliance with such direction may expose the Agent to liability or be contrary to the Loan Documents or applicable law. The Agent may, in its discretion but without obligation, in the absence of direction from the Majority Lenders, take such interim actions as it believes reasonably necessary to preserve the rights of the Lenders hereunder, including but not limited to petitioning a court for injunctive relief or appointment of a receiver. Each of the Lenders acknowledges and agrees that, except for any rights of set-off pursuant to and in accordance with §15.2 hereof, no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Notes, other than through the Agent. The Agent shall advise the Lenders of all such action taken by the Agent.
     §16.11 Successor Agent. KeyBank, or any successor Agent, may resign as Agent at any time by giving at least 30 days prior written notice thereof to the Lenders and to the Borrower. Any such resignation shall be effective upon appointment and acceptance of a successor Agent, as hereinafter provided, and, at the request of the Majority Lenders, the Agent will resign if its Commitment is less than $20,000,000, unless such circumstance is a result of events other than the sale by the Agent of its Commitment below $20,000,000. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent, which is a Lender under this Agreement, provided that so long as no Default or Event of Default has occurred and is continuing the Borrower shall have the right to approve any successor Agent, which approval shall not be unreasonably withheld. If, in the case of a resignation by the Agent, no successor Agent shall have been so appointed by the Majority Lenders and approved by the Borrower, and shall have accepted such appointment, within thirty (30) days after the retiring Agent’s giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint any one of the other Lenders as a successor Agent. The Borrower acknowledges that any Lender which acquires KeyBank is acceptable as a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any Agent’s resignation hereunder as Agent, the provisions of this §16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. The Agent agrees that it shall not assign any of its rights or duties as Agent to any other Person. The Agent may be removed at the direction of the Majority Lenders in the event of a final judicial determination (in which the Agent had an opportunity to be heard) that the Agent had acted in a grossly negligent manner or in willful misconduct.

     §16.12 Notices. Any notices or other information required hereunder to be provided to the Agent (with copies to the Agent for each Lender) shall be forwarded by the Agent to each of the Lenders on the same day (if practicable) and, in any case, on the next Business Day following the Agent’s receipt thereof.
     §16.13 Other Agents. Neither the Co-Syndication Agents nor the Documentation Agent shall have any liabilities or obligations hereunder in its capacity as such.

§17. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) the reasonable fees, expenses and disbursements of the Agent’s outside counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (c) the fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including, without limitation, the costs incurred by the Agent in connection with its inspection of the Eligible Unencumbered Properties, and, without double-counting amounts under clause (b) above, the fees and disbursements of the Agent’s counsel in preparing the documentation, (d) the fees, costs, expenses and disbursements of the Agent and its Affiliates incurred in connection with the syndication and/or participations of the Loans (whether occurring before or after the closing hereunder), including, without limitation, reasonable legal fees, travel costs, costs of preparing syndication materials and photocopying costs, (e) all reasonable expenses (including reasonable attorneys’ fees and costs, which attorneys may be employees of any Lender or the Agent, and the fees and costs of engineers, appraisers, surveyors, investment bankers, or other experts retained by any Lender or the Agent in connection with any such enforcement proceedings) incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the Trust or the administration thereof after the occurrence and during the continuance of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or “workout” of the Loans), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender’s or the Agent’s relationship with the Borrower or any of its Subsidiaries or the Trust, (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches and filings, UCC terminations or mortgage discharges, and the like, and (g) all costs incurred by the Agent in the future in connection with its inspection of the Eligible Unencumbered Properties (or any proposed Eligible Unencumbered Property) or with the addition of any Eligible Unencumbered Property. The covenants of this §17 shall survive the repayment of the amounts owing under the Notes and this Agreement and the termination of this Agreement and the obligations of the Lenders hereunder.
§18. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and each of the Lenders and the shareholders, directors, agents, officers, subsidiaries and affiliates of the Agent and each of the Lenders from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses (including amounts, if any, owing to any Lender pursuant to §§4.4, 4.5, 4.6 and 4.8), settlement payments, obligations, damages and expenses of every nature and character in connection therewith, arising out of this Agreement or any of the other Loan

Documents or the transactions contemplated hereby or thereby or which otherwise arise in connection with the financing, including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries entering into or performing this Agreement or any of the other Loan Documents, or (c) pursuant to §8.16, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, provided, however, that the Borrower shall not be obligated under this §18 to indemnify any Person for liabilities arising from such Person’s own gross negligence, willful misconduct or breach of this Agreement, as finally determined by a court of competent jurisdiction. In litigation, or the preparation therefor, the Borrower shall be entitled to select counsel reasonably acceptable to the Majority Lenders, and the Agent (as approved by the Majority Lenders) shall be entitled to select their own supervisory counsel, and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of each such counsel. Prior to any settlement of any such litigation by the Lenders, the Lenders shall provide the Borrower and the Trust with notice and an opportunity to address any of their concerns with the Lenders, and the Lenders shall not settle any litigation without first obtaining Borrower’s consent thereto, which consent shall not be unreasonably withheld or delayed, provided that such consent shall not be required at any time that an Event of Default has occurred and is continuing. If and to the extent that the obligations of the Borrower under this §18 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this §18 shall survive the repayment of the amounts owing under the Notes and this Agreement and the termination of this Agreement and the obligations of the Lenders hereunder and shall continue in full force and effect as long as the possibility of any such claim, action, cause of action or suit exists. The indemnification provisions of this §18 shall apply to any indemnity proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any of its Subsidiaries.
§19. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries or the Trust pursuant hereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letter of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or purchase Letter of Credit Participations or the Fronting Bank has any obligation to issue, extend or renew Letters of Credit. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Lender or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries or the Trust pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary or the Trust hereunder.
§20. ASSIGNMENT; PARTICIPATIONS; ETC.
     §20.1 Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion (in a minimum amount of $5,000,000) of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) other than during the continuance of an Event of Default, the Agent, the Swingline Lender, the Fronting Bank and the Borrower each shall have the right to approve any assignment to an Eligible Assignee, which approval shall not be unreasonably withheld or delayed, (b) subject to the provisions of §2.7, each Lender shall have at all times an amount of its Commitment of not less than $5,000,000 unless otherwise consented to by the Agent and (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an assignment and assumption, substantially in the form of Exhibit D hereto (an “Assignment and Assumption”), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least two (2) Business Days after the execution thereof unless otherwise agreed or accepted by the Agent (provided any assignee has assumed the obligation to fund any outstanding Libor Rate Loans), (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Lender hereunder and thereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in §20.3, be released from its obligations under this Agreement. Any such Assignment and Assumption shall run to the benefit of the Borrower and a copy of any such Assignment and Assumption shall be delivered by the Assignor to the Borrower.
     Notwithstanding the provisions of subclause (a) of the preceding paragraph, any Lender may, without the consent of the Borrower, make an assignment otherwise permitted hereunder to (x) another Lender, and (y) an Affiliate of such Lender, provided that such Affiliate is an Eligible Assignee. In no event may any Lender assign or participate (under §20.5) all or any portion of its Loans or Commitment to the Borrower or any of its Subsidiaries or Affiliates.

     §20.2 Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Assumption, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or the Trust or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or the Trust or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in §7.4 and §8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption; and (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.
     §20.3 Register. The Agent shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment Percentages of, and principal amount of the Loans owing to, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the

Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Except in the case of an assignment by a Lender to its Affiliate, upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $2,500 and all legal fees and expenses incurred by the Agent in connection with such assignment.
     §20.4 New Notes. Upon its receipt of an Assignment and Assumption executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Unless done simultaneously with the Assignment and Assumption, within two (2) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note or Swingline Note, a new Revolving Credit Note or Swingline Note, as applicable, to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Assumption and, if the assigning Lender has retained some portion of its obligations hereunder, a new Revolving Credit Note and other Note, if applicable, to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.
     §20.5 Participations. Each Lender may sell participations to one or more lending institutions or other entities in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower and the Agent and the Lender shall continue to exercise all approvals, disapprovals and other functions of a Lender, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (d) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent, which consent shall not be unreasonably withheld.
     §20.6 Pledge by Lender. Notwithstanding any other provision of this Agreement, any Lender at no cost to the Borrower may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act, 12 U.S.C. §341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.
     §20.7 No Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without prior Unanimous Lender Approval.
     §20.8 Disclosure. The Borrower agrees that, in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.
     §20.9 Syndication. The Borrower acknowledges that each of the Agent and the Arranger intends, and shall have the right, by itself or through its Affiliates, to syndicate or enter into co-lending arrangements with respect to the Loans and the Total Commitment pursuant to this §20. The Arranger, in cooperation with the Borrower, will manage all aspects of the syndication, including the selection of co-lenders, the determination of when Arranger will approach potential co-lenders and the final allocations among co-lenders. Each of the Borrower and the Trust agrees to assist Arranger actively in achieving a timely syndication that is reasonably satisfactory to the Arranger, such assistance to include, among other things, (a) direct contact during the syndication between the Borrower’s and the Trust’s senior officers, representatives and advisors, on the one hand, and prospective co-lenders, on the other hand at such times and places as Arranger may reasonably request, (b) providing to Arranger all financial and other information with respect to the Borrower and the Trust and the transactions contemplated hereby that Arranger may reasonably request, including but not limited to financial projections relating to the foregoing, and (c) assistance in the preparation of a confidential information memorandum and other marketing materials to be used in connection with the syndication, and the Borrower and the Trust agree to cooperate with the Agent’s and the Arranger’s and their Affiliate’s syndication and/or co-lending efforts, such cooperation to include, without limitation, the provision of information reasonably requested by potential syndicate members. In addition, the Borrower and the Trust agree that, prior to and during the syndication of the Total Commitment (which for purposes hereof shall be deemed to be completed 90 days after the Closing Date), neither the Borrower nor the Trust will permit any offering, placement or arrangement of any competing issues of debt securities or commercial bank facilities of the Borrower, the Trust and any of their Subsidiaries, unless approved by the Agent.
§21. NOTICES, ETC. Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via courier or postal service, addressed as follows:
     (i) if to the Borrower or the Trust, at 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814, attention Barry Bass, Chief Financial Officer (facsimile: (301) 986-5554), with a copy to David W. Braswell, Esq., Armstrong Teasdale LLP, One Metropolitan Square, Suite 2600, St. Louis, Missouri 63102, or to such other address for notice as the Borrower or the Trust shall have last furnished in writing to the Agent;
     (ii) if to the Agent, Swingline Lender or Fronting Bank, to KeyBank National Association, 127 Public Square, Cleveland, Cleveland, OH 44114, attention John C. Scott (facsimile: (216) 689-4997), with a copy to Cheri Van Klompenberg, KeyBank Institutional Real Estate, 1675 Broadway, Suite 400, Denver Colorado 80202 (facsimile: 720-904-4420), or such other address for notice as the Agent shall have last furnished in writing to the Borrower, with a copy to Pamela M. MacKenzie, Esq., Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333 (facsimile: (617)-574-7615), or at such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and
     (iii) if to any Lender, at such Lender’s address set forth on Schedule 2 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.
     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier, or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.
          (b) Electronic Communications. Notices and other communications to the Lenders and the Fronting Bank hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender or the Fronting Bank if such Lender or the Fronting Bank, as applicable, has notified the Agent that it is incapable of receiving notices by electronic communication. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
     Unless the Agent otherwise prescribes, (i) notices and other communications sent to an electronic mail (“e-mail”) address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent (and received, if the acknowledgment contemplated above has been obtained) at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
          (c) The Platform. THE PLATFORM (as defined in §8.10(c)) IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER INFORMATION OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER INFORMATION. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER INFORMATION OR THE PLATFORM. In no event shall the Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the Fronting Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Agent’s transmission of Borrower Information through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses have resulted from the gross negligence, willful misconduct or bad faith breach of this Agreement of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the Fronting Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
          (d) Change of Address, Etc. Each of the Borrower, the Agent, the Fronting Bank and the Swingline Lender may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Agent, the Fronting Bank and the Swingline Lender. In addition, each Lender agrees to notify the Agent from time to time to ensure that the Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.
          (e) Reliance by Agent, Fronting Bank and Lenders. The Borrower shall indemnify the Agent, the Fronting Bank, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the good faith reliance by such Person on each notice purportedly given by or on behalf of the Borrower, provided, however, that the Borrower shall have no liability hereunder for any such indemnified party’s gross negligence or willful misconduct in connection therewith. All telephonic notices to and other telephonic communications with the Agent may be recorded by the Agent, and each of the parties hereto hereby consents to such recording.

§22. FPLP AS AGENT FOR THE BORROWER. The Borrower (other than FPLP) hereby appoints FPLP as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, certificates (including, without limitation, compliance certificates), schedules, revisions, financial statements or any other written or oral communications hereunder. The Agent and each Lender is hereby entitled to rely on any communications given or transmitted by FPLP as if such communication were given or transmitted by each and every Borrower; provided however, that any communication given or transmitted by any Borrower other than FPLP shall be binding with respect to such Borrower. Any communication given or transmitted by the Agent or any Lender to FPLP shall be deemed given and transmitted to each and every Borrower.
§23. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER, TRUST AND THEIR SUBSIDIARIES AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY COURT IN THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN NEW YORK AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER, THE TRUST OR THEIR SUBSIDIARIES BY MAIL AT THE ADDRESS SPECIFIED IN §21. THE BORROWER, THE TRUST AND THEIR SUBSIDIARIES HEREBY WAIVE ANY OBJECTION THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.
§24. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
§25. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
§26. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.

Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in §28.
§27. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND ITS SUBSIDIARIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND ITS SUBSIDIARIES HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE BORROWER AND ITS SUBSIDIARIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.
§28. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any of the other Loan Documents may be amended, and the performance or observance by the Borrower or the Trust or any of their respective Subsidiaries of any terms of this Agreement or the other Loan Documents or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Lenders.
          Notwithstanding the foregoing, the approval of each Lender directly affected thereby shall be required for any amendment, modification or waiver of this Agreement that:
     (i) reduces or forgives any principal of any unpaid Loan or any interest thereon (including any general waiver of interest “breakage” costs) or any fees due to such Lender hereunder, or permits any prepayment not otherwise permitted hereunder; or

     (ii) changes the unpaid principal amount of any Loan, reduces the rate of interest applicable to any Loan, or reduces any fee payable to such the Lender hereunder; or
     (iii) changes the date fixed for any payment of principal of or interest on any Loan (including, without limitation, any extension of the Maturity Date not contemplated herein) or any fees payable hereunder (including, without limitation, the waiver of any monetary Event of Default); or
     (iv) changes the amount of such Lender’s Commitment (other than pursuant to an assignment permitted under §20.1) or increases the amount of the Total Commitment except as permitted hereunder;
And Unanimous Lender Approval shall be required for any amendment, modification or waiver of this Agreement that:
     (v) modifies any provision herein or in any other Loan Document which by the terms thereof expressly requires Unanimous Lender Approval; or
     (vi) changes the definitions of Majority Lenders or Unanimous Lender Approval; or
     (vii) releases the Guaranty of the Trust.
     In addition, no amendment or modification to or waiver of the provisions of §2.10 may be made without the prior written consent of the Swingline Lender or of the provisions of §2.3(f) or §§5.1 through 5.5 may be made without the prior written consent of the Fronting Bank.
     No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or the Lenders or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of the Agent or the Lenders. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.
     Notwithstanding the foregoing, in the event that the Borrower requests any consent, waiver or approval under this Agreement or any other Loan Document, or an amendment or modification hereof or thereof, and one or more Lenders determine not to consent or agree to such consent, waiver, approval, amendment or modification, then the Lender then acting as Agent hereunder (or other financial institution approved by the Agent that will become a Lender in connection with such purchase) shall have the right to purchase the Commitment of such non-consenting Lender(s) at a purchase price equal to the then outstanding amount of principal, interest and fees then owing to such Lender(s)

by the Borrower hereunder, and such non-consenting Lender(s) shall immediately upon request, sell and assign its Commitment and all of its other right, title and interest in the Loans and other Obligations to the Lender then acting as Agent (or such other financial institution) pursuant to an Assignment and Assumption (provided that the selling Lender(s) shall not be responsible to pay any assignment fee in connection therewith).
§29. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.
§30. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this §30 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.
§31. USA PATRIOT ACT NOTIFICATION. The following notification is provided to the Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:
     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. The Agent and/or the Lenders will ask for Borrower’s name, taxpayer identification number, business address, and other information that will allow the Agent and the Lenders to identify Borrower. The Agent and/or the Lenders may also ask to see Borrower’s legal organizational documents or other identifying documents.
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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

KEYBANK NATIONAL ASSOCIATION, as a Lender and as Administrative Agent, Swingline Lender and Fronting Bank
By:	/s/ John Scott
	Name:	John Scott
	Title:	Vice President

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WELLS FARGO NATIONAL ASSOCIATION, as a Lender and as Co-Syndication Agent
By:	/s/ Richard J. Vanderhyde
	Name:	Richard J. Vanderhyde
	Title:	Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Richard J. Vanderhyde
	Name:	Richard J. Vanderhyde
	Title:	Vice President

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BANK OF MONTREAL, as a Lender
By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender and Documentation Agent
By:	/s/ Benjamin Adams
	Name:	Benjamin Adams
	Title:	Vice President

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CHEVY CHASE BANK, a division of CAPITAL ONE, N.A., as a Lender
By:	/s/ Paula W. Siomon
	Name:	Paula W. Siomon
	Title:	Vice President

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FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
By:	First Potomac Realty Trust,
its sole general partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass,
	Title:	Chief Financial Officer and Executive Vice President

1400 CAVALIER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1441 CROSSWAYS BLVD., LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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AIRPARK PLACE, LLC
By:	Airpark Place Holdings LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP AMMENDALE COMMERCE CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

AQUIA TWO, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amended and Restated Revolving Credit Agreement

FP DAVIS DRIVE LOT 5, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

CROSSWAYS II LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FPR HOLDINGS LIMITED PARTNERSHIP
By:	FPR General Partner, LLC
Its General Partner
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DAVIS DRIVE LOT 5, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP PROPERTIES, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PROPERTIES II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DIAMOND HILL, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP CAMPOSTELLA ROAD, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GATEWAY HAMPTON ROADS, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY 270, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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GATEWAY MANASSAS II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 2550 ELLSMERE AVENUE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY WEST II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP GOLDENROD LANE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GREENBRIER CIRCLE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GTC I SECOND, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP HANOVER AB, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member
By:	FPR General Partner, LLC
Its General Partner
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

HERNDON CORPORATE CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

LINDEN II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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LUCAS WAY HAMPTON, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL V, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PATRICK CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP PINE GLEN, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

RESTON BUSINESS CAMPUS, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP RIVERS BEND, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP 500 & 600 HP WAY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 1408 STEPHANIE WAY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP STERLING PARK II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

VIRGINIA CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP WEST PARK, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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FP CRONRIDGE DRIVE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GIRARD BUSINESS CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GIRARD PLACE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

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TECHCOURT, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP TRIANGLE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amended and Restated Revolving Credit Agreement